UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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The LGL Group, Inc.

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2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

The LGL Group, Inc.
2525 Shader Road

Orlando, Florida 32804

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2026

April 2, 2026

To the Stockholders of The LGL Group, Inc.:

The 2026 Annual Meeting of Stockholders (the "Annual Meeting") of The LGL Group, Inc., a Delaware corporation ("LGL," "LGL Group," the "Company," "we," "our," or "us"), will be held on Tuesday, May 12, 2026, at 8:30 a.m. Eastern Time, at the Harvard Club of New York City, located at 35 West 44th Street, New York, New York 10036, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.

To elect six (6) Director Nominees of the Company, five (5) of whom are currently independent, to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To approve the redomestication of LGL Group from Delaware to Nevada by conversion;
3.	To vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers;
4.	To hold a non-binding advisory vote to determine the frequency with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers;
5.	To vote on the approval of the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan;
6.	To ratify the appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 31, 2026 are entitled to receive notice of, and to vote at, the Annual Meeting. You will be able to vote and submit your questions during the Annual Meeting. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com.

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card or a voting instruction card, and LGL Group's 2025 Annual Report on Form 10-K will be available on or about April 2, 2026.

Your vote is extremely important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting in person, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,

/s/ Marc Gabelli
Marc Gabelli
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 12, 2026. The Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement, as well as LGL Group's Annual Report on Form 10-K for the fiscal year ending December 31, 2025 (the "2025 Annual Report"), are available at www.lglgroup.com/annual-reports-and-proxy-statements. You may obtain instructions on how to attend the annual meeting by calling (407) 587-2274. References in either document to our website are for the convenience of readers, and information available at or through the website is not a part of, nor is it incorporated by reference in, the Proxy Statement or 2025 Annual Report.

Cautionary Note Concerning Forward Looking Statements

This document contains information that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about the Company's beliefs, plans, objectives, goals, expectations, estimates, projections and intentions. These statements are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "goal" and similar expressions are intended to identify forward-looking statements. All forward-looking statements, by their nature, are subject to risks and uncertainties. Therefore, such statements are not intended to be a guarantee of the Company's performance in future periods. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. For information concerning these factors and related matters, see "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") on March 30, 2026, and those described from time to time in our future reports filed with the SEC. However, other factors besides those referenced could adversely affect the Company's results, and you should not consider any such list of factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements made by the Company herein speak as of the date of this Proxy Statement. The Company does not undertake to update any forward-looking statement, except as required by law. As a result, you should not place undue reliance on these forward-looking statements.

Proxy Summary

This summary highlights certain information contained elsewhere in our definitive proxy statement (the "Proxy Statement"). You should read the entire Proxy Statement carefully before voting.

About The LGL Group, Inc.

The LGL Group, Inc. is a holding company engaged in services, merchant investment, and manufacturing business activities. LGL Group was incorporated in 1928 under the laws of the State of Indiana and reincorporated under the laws of the State of Delaware in 2007. The Company’s manufacturing business is operated through its subsidiary Precise Time and Frequency, LLC ("PTF"), which has operations in Wakefield, Massachusetts. PTF is engaged in the design of high-performance Frequency and Time Reference Standards that form the basis for timing and synchronization in various applications. The Company's merchant investment business is operated through various subsidiaries and is comprised of various investment vehicles in which we have a stockholder, partner, or general partner interest, and through which LGL Group invests its capital.

Unless the context otherwise requires, in this Proxy Statement, we use the terms "LGL," "LGL Group", "the Company," "we," "our," and "us" to refer to The LGL Group, Inc. and its subsidiaries.

Spin-Off of M-tron Industries, Inc.

On October 7, 2022, the tax-free spin-off of the M-tron Industries, Inc. ("MtronPTI") business into an independent, publicly traded company was completed (the "Separation" or "Spin-Off") and MtronPTI became an independent, publicly traded company trading on the NYSE American under the stock symbol "MPTI."

The Separation was achieved through LGL’s distribution (the "Distribution") of 100% of the shares of MtronPTI's common stock to holders of LGL's common stock as of the close of business on the record date of September 30, 2022. LGL's stockholders of record received one-half share of MtronPTI's common stock for every share of LGL's common stock. LGL retained no ownership interest in the MtronPTI business following the Separation. No gain or loss was recorded in connection with the Separation.

Solicitation

This Proxy Statement is furnished by the Board of Directors (the "Board") of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2026 Annual Meeting of Stockholders to be held on Tuesday, May 12, 2026, at 8:30 a.m. ET, at the Harvard Club of New York City, located at 35 West 44th Street, New York, New York 10036, and any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card or a voting instruction card, and LGL Group's 2025 Annual Report will be made available to stockholders on or about April 2, 2026. The 2025 Annual Report is also available at www.lglgroup.com/annual-reports-and-proxy-statements. However, the 2025 Annual Report is not to be regarded as part of the proxy soliciting material. The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the Annual Meeting.

Annual Meeting of Stockholders

Date	Time	Location	Record Date
Tuesday, May 12, 2026	8:30 a.m. Eastern Time	Harvard Club of New York City Lower Level Business Center 35 West 44th Street New York, New York 10036	March 31, 2026

Stockholder Voting Matters

Proposal	Matter	Board Recommendation	Page Reference
Proposal 1	Election of Directors	FOR each Director Nominee	6

Proposal 2	Vote to Approve the Redomestication of LGL Group from Delaware to Nevada by Conversion	FOR approval	15

Proposal 3	Advisory Vote to Approve Executive Compensation	FOR approval	31

Proposal 4	Advisory Vote on Frequency of Future Say-on-Pay Votes	FOR every one (1) year	31

Proposal 5	Vote to Approve the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan	FOR approval	43

Proposal 6	Ratification of PKF O'Connor Davies, LLP as our Independent Registered Public Accounting Firm	FOR approval	51

General Information	Executive Officers ^
Stock Symbol: LGL	MARC GABELLI (1) Executive Chairman
Exchange: NYSE American LLC ("NYSE American")
Shares Outstanding (as of the record date): 6,540,435	JASON D. LAMB (2) Chief Executive Officer
Transfer Agent: Computershare Trust Company, N.A.
Corporate Website: LGLGroup.com	TIFFANY HAYDEN Vice President

PATRICK HUVANE Executive Vice President - Business Development
LINDA BILES Vice President and Controller

^	As of March 16, 2026
(1)	Mr. Gabelli served as Chief Executive Officer through January 4, 2026, at which time he transitioned to Executive Chairman
(2)	Mr. Lamb was appointed Chief Executive Officer on January 5, 2026

CORPORATE GOVERNANCE

Proposal 1	Election of Directors

Our stockholders are being asked to elect six (6) director nominees (each a "Director Nominee"). Each Director Nominee shall serve for a one-year term, until the next annual meeting of stockholders, or until his or her successor is duly elected and qualified, or until such person's earlier death, resignation or removal.

All Director Nominees were elected at the 2025 Annual Meeting. As part of the Board's determination to nominate these existing directors for reelection, the Board has determined that each of the Director Nominees have valuable experiences, skills and qualifications necessary to carry out their responsibilities effectively.

The Board and Nominating Committee has determined that each Director Nominee meets the qualification standards described below under "The LGL Group, Inc. Board of Directors - Director Nominations." Additionally, the Board believes that the experience, attributes, and skills of any single Director Nominee should not be viewed in isolation, but rather in the context of the experience, attributes, and skills that all Director Nominees bring to the Board as a whole, each of which contributes to an effective Board.

Vote Required

The election of directors at the Annual Meeting is an uncontested election. Each Director Nominee receiving a plurality of the affirmative ("FOR") votes cast will be elected. You may withhold votes from any or all nominees. Broker non-votes are not considered votes cast or shares entitled to vote with respect to such matter and therefore will have no effect on the outcomes of Proposal 1.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR the election of the Director Nominees described below under "The LGL Group, Inc. Board of Directors - Director Nominees."

The LGL Group, Inc. Board of Directors

Board Overview

Our Board is currently comprised of six (6) individuals selected based on numerous criteria such as high professional ethics and values, relevant management and/or manufacturing experience, and a commitment to enhancing stockholder value.

Age	Tenure

Board Skills, Experiences, and Qualifications

The Director Nominees bring a variety of skills, qualifications, backgrounds, and experiences, and collectively possess skill sets that are directly relevant to the Company's business and strategic objectives. The Board believes that the Director Nominees' varying tenures, breadth of experience and mix of attributes promote a well-functioning, highly qualified Board to provide appropriate guidance and effective oversight.

The Director Nominees have significant skills and experience in the following areas:

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past 10 years.

Director Nominees

Biographical summaries and ages of our Director Nominees, and the experiences and skills that led to the conclusion that such persons should serve as directors, are set forth below. Information with respect to the shares of common stock beneficially owned by each of our Director Nominees is set forth in the section titled "Ownership of Certain Beneficial Owners and Management" on page 56. All such information has been furnished to us by our Director Nominees. There are no family relationships among any of our directors or executive officers.

KAAN ASLANSAN, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
52	2022	Audit	None	Financial Expertise
		Compensation		Mergers and Acquisitions
Nominating
Related Party

Career Highlights

Mr. Aslansan currently serves as Co-President at SOL Investment Group (2021 to present), a software services investment management services provider. Previously, Mr. Aslansan served as Senior Advisor - Corporate Transformation Services at Alvarez and Marsal Holdings, LLC (2021 to 2025), a restructuring, advisory, and consulting services firm, Managing Director - Corporate Transformation Services at Alvarez and Marsal Holdings, LLC (2018 to 2021), and Co-Founder and Managing Director at Optimity Advisors (2009 - 2018), a global consulting services company for the media & entertainment, financial services, insurance, and healthcare industries.

Mr. Aslansan holds a Bachelor of Science in Management Information Systems from Rensselaer Polytechnic Institute.

Key Experience and Qualifications		In light of Mr. Aslansan's financial expertise and background with corporate transformations, the Board has concluded that Mr. Aslansan should be re-elected.

DARLENE DEREMER, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
70	2023	Audit	Teton Advisors, Inc. (2023 - Present)	Financial Expertise
		Compensation	VALIC Company I (2022 - Present)	CEO Experience
		Nominating	ARK ETF Trust (2014 - Present)	Mergers and Acquisitions
		Related Party (Chair)	Alpha Healthcare Acquisition Corp. III (2021 - 2023)	Governance
Confluence Technologies, Inc. (2018 - 2021)
United Capital Wealth Advisors (2008 - 2019)

Career Highlights

Ms. DeRemer currently serves as Advisory Partner at Grail Partners LLC (2019 to present), an investment banking and merchant bank focused on the financial services industry. Previously, Ms. DeRemer served as Managing Partner at Grail Partners LLC (2005 to 2019). Ms. DeRemer also serves on the Board of Trustees of Syracuse University.

Ms. DeRemer holds a Bachelor of Science in Finance and Marketing and a Master of Business Administration from Syracuse University.

Key Experience and Qualifications		In light of Ms. DeRemer's governance and management experience and extensive background in financial services, the Board has concluded that Ms. DeRemer should be re-elected.

HERVE FRANCOIS, Lead Independent Director

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
57	2023	Audit	Teton Advisors, Inc. (2022 - Present)	Financial Expertise
		Compensation		Governance
Nominating
Related Party

Career Highlights

Mr. Francois currently serves as Managing Director - Private Wealth Management at Bergamot Asset Management (2025 to present), a wealth management firm; and Acquisition Manager of The DeRosa Group (2019 to present), a real estate investment firm. Previously, Mr. Francois served as Partner of H&H Real Estate Group (2018 to 2025), a real estate investment firm; Residential and Commercial Real Estate Investor of Innovative Realty Group, LLC (2017 to 2025), a real estate investment firm; Managing Director - Equity Research Analyst and Managing Director - Head of New York Sales of B. Riley Financial (2013 to 2017), a financial services company; Executive Director - Head of Sales of Mizuho Securities USA Inc. (2010 to 2013), an investment bank; and Head of Sales of Merriman Curhan Ford & Co (2003 to 2010), a provider of capital market advisory and research, corporate, and investment banking services. As an analyst, Mr. Francois covered a broad number of technology stocks and received 3rd place in the stock picking category in The Wall Street Journal's "Best Analyst on The Street" for 2002.

Mr. Francois holds a Bachelor of Arts in Economics and Philosophy from Boston College and a Master of Business Administration from Georgetown University.

Key Experience and Qualifications		In light of Mr. Francois's extensive background in financial services and the capital markets, the Board has concluded that Mr. Francois should be re-elected.

MARC GABELLI, Executive Chairman

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
58	2004	None	M-tron Industries, Inc. (2022 - Present)	Financial Expertise
			Teton Advisors, Inc. (2019 - Present)	CEO Experience
			LICT Corporation (2019 - Present)	Manufacturing Industry
			Associated Capital Group, Inc. (2017 - Present)	Mergers and Acquisitions
			Gabelli Merger Plus+ Trust Plc (2017 - Present)	Governance
LGL Systems Acquisition Corp. (2019 - 2021)

Career Highlights

Mr. Gabelli currently serves as Executive Chairman of the Board of The LGL Group, Inc. (2026 to present). Mr. Gabelli also serves in various executive roles across affiliated entities: Interim Chief Executive Officer of Alpha G Investment Management, Inc. (2024 to present; previously 2021 to 2023), a mutual fund manager; President and Managing Director, and Vice Chairman of GGCP, Inc. and subsidiaries (1999 to present and 1994 to present, respectively), a holding company with operating subsidiaries in a variety of sectors; President of Gabelli International Ltd. (1994 to present), a manager of hedge fund portfolios; and General Partner and Portfolio Manager of various affiliated Gabelli group portfolios. Previously, Mr. Gabelli served as Chief Executive Officer of The LGL Group, Inc. (2025 to 2026); Co-Chief Executive Officer of The LGL Group, Inc. (2022 to 2025); Chief Executive Officer of LGL Systems Acquisition Corp.; and President of Associated Capital Group, Inc. (2015 to 2016), an asset management firm.

Mr. Gabelli holds a Bachelor of Arts in Economics from Boston College, a Master of Liberal Arts in Government from Harvard University, and a Master of Business Administration from the Massachusetts Institute of Technology.

Key Experience and Qualifications		In light of Mr. Gabelli's leadership capabilities, deep financial expertise, and background with the capital markets, the Board has concluded that Mr. Gabelli should be re-elected.

MANJIT KALHA, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
50	2011	Audit (Chair)	None	Financial Expertise
		Compensation (Chair)		CEO Experience
		Nominating (Chair)		Manufacturing Industry
		Related Party		Mergers and Acquisitions
Governance

Career Highlights

Mr. Kalha currently serves as Executive Officer of Gabelli Merger Plus+ Trust Plc (2023 to present), an investment company; Vice President of Teton Advisors, Inc. (2022 to present); Executive Vice President - Finance of PMV Consumer Acquisition Corp, Inc. (2020 to present); Managing Director of Horizon Research Advisors (2012 to present), an investment management and research services firm; and Chief Executive Officer of Horizon AMC (2008 to present), an investment management and consulting services firm. Previously, Mr. Kalha served as Chief Executive Officer and Director of Jeet Associates Private Limited (2006 to 2024), a New Delhi, India-based consulting firm providing business strategy, finance, and taxation advisory services; and Chartered Accountant at Arthur Andersen India Private Limited (1996 to 1999), a professional services firm.

Mr. Kalha holds a Bachelor of Arts with honors in Economics from the University of Delhi (India) and a Master of Business Administration from the Massachusetts Institute of Technology. Mr. Kalha is also a Chartered Accountant.

Key Experience and Qualifications		In light of Mr. Kalha's deep financial expertise and experience as a seasoned public company director, the Board has concluded that Mr. Kalha should be re-elected.

VICE ADMIRAL COLIN J. KILRAIN, U.S. NAVY (RET.), Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
67	2025	Audit	Gabelli Dividend & Income Trust (2025 - present)	CEO Experience
		Compensation	Ellsworth Growth & Income Fund Ltd. (2025 - present)	Governance
		Nominating	GDL Fund (2025 - present)
Related Party

Career Highlights

Vice Admiral Kilrain served as assistant to the Chairman of the Joint Chiefs of Staff (2021 to 2023); Commander of NATO Special Operations Headquarters at the Supreme Headquarters Allied Powers Europe (2016 to 2019); and Commander of Special Operations Command Pacific (2014 to 2016). He was commissioned in 1985 and completed Basic Underwater Demolition/SEAL training in 1986. As a Navy SEAL officer, Vice Admiral Kilrain received his first assignment to SEAL Team Two, where he served as assistant platoon commander and platoon commander until 1990. Additionally, he was selected for an exchange program with the German Navy Kampfschwimmer in Eckenförde, Germany. After serving numerous staff and command assignments, Kilrain assumed command of Naval Special Warfare Group Two (NSWG2) from 2009 to 2011.

Vice Admiral Kilrain is a graduate of Lehigh University and holds a Master of Science in National Resources Strategy and Management from the Industrial College of the Armed Forces. He is also a graduate from the Defense Language Institute where he studied German and Spanish.

Key Experience and Qualifications		In light of Vice Admiral Kilrain's leadership and management experience, the Board has concluded that Vice Admiral Kilrain should be re-elected.

Individual Board Skills Matrix

The matrix below represents some of the key experiences, attributes, and skills that the Board has identified as particularly valuable to the oversight of the Company and illustrates how the Director Nominees individually and collectively represent them. The matrix below is a high level summary which highlights certain of the Director Nominees' skills, qualifications, and experiences and is not intended to be an exhaustive list of each Director Nominee's contributions to the Board.

Experience, Expertise or Attributes	Aslansan	DeRemer	Francois	Gabelli	Kalha	Kilrain
Financial Expertise Financial expertise assists our Board in overseeing our financial statements, capital structure, and internal controls.	✔	✔	✔	✔	✔

CEO Experience

CEO experience brings leadership qualifications and skills that help our Board to advise, support, and oversee our management team, including executing our strategy to deliver long-term value.

		✔		✔	✔	✔
Manufacturing Industry Manufacturing industry experience brings a deep understanding of the factors affecting the industry, operations, and strategic goals.				✔	✔
Mergers and Acquisitions Mergers and acquisitions experience assists our Board in identifying the correct target companies to grow our businesses.	✔	✔		✔	✔
Governance Public company board experience provides insight into new and best practices which informs our corporate governance.		✔	✔	✔	✔	✔

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see "Stockholder Proposals" herein.

Director Independence

Pursuant to NYSE American rules, in order for a director to qualify as "independent," the Board of Directors must affirmatively determine that the director has no material relationship with the Company that would impair the director's independence. Additionally, NYSE rules require that a majority of the members of a listed company’s board of directors must qualify as "independent."

The Board has determined that Messrs. Aslansan, Francois, Kalha, and Kilrain and Ms. DeRemer are independent within the meaning of NYSE rules.

Mr. Gabelli is not independent pursuant to NYSE rules because he was an executive officer of the Company during fiscal year 2025.

Board Structure and Responsibilities

The Board is currently comprised of five independent directors and one director who is not independent under the NYSE listing rules. During 2025, there were eight (8) meetings of the Board and all of our directors attended at least 75 percent of the total number of meetings of the Board and committees on which he or she served. Although there is no formal policy, all directors are encouraged to attend each annual meeting of stockholders. All directors then standing for election attended the 2025 Annual Meeting.

Board Leadership Structure

LGL Group's governing documents provide the Board with flexibility to select the appropriate leadership structure of the Company. The Board does not have a policy about whether the roles of Chairman of the Board and CEO should be separate or combined.

Until October 7, 2022, the Chairman of the Board and Chief Executive Officer were separate, and from October 7, 2022 through January 4, 2026, the roles were combined. Effective January 5, 2026, the Board again separated the roles of Chairman of the Board and Chief Executive Officer in connection with the appointment of Jason D. Lamb as Chief Executive Officer. Mr. Gabelli, the Company's former Chief Executive Officer, currently serves as Executive Chairman.

In his role as Executive Chairman, Mr. Gabelli provides strategic support and continuity to the Board and management team, while Mr. Lamb is responsible for the Company’s operational leadership and execution of its strategic objectives. The Board believes this leadership structure enhances effective oversight, clear accountability, and a smooth transition of executive leadership.

While the roles Chairman and Chief Executive Officer are currently separated, the Board has formed a Chairmanship Committee, a multi-member committee, within the Office of the Chairman to ensure the strategic continuity of the business is combined with the entrepreneurial leadership necessary to build value and perform across a variety of verticals. The Chairmanship Committee includes the Executive Chairman, who will lead and add certain professionals as deemed appropriate. The Chairmanship Committee will work through the mechanisms of the Board. It may be eligible to receive compensation aligned and commensurate with market standards for the relevant effort. Any such compensation is subject to results, delivering shareholder value, and is expected to include incentive-based compensation of cash and equity-based awards.

Board Committees

The Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. The Board also has a Related Party Committee (formerly known as the Investment Committee). Each standing committee has a written charter and all such charters, as well as the Company's By-Laws, are available on the Company's website, www.lglgroup.com/corporate-governance. Each charter is reviewed annually by the respective committee. Under those charters, each committee has the authority to retain independent advisors to assist in the performance of their respective responsibilities.

The tables below reflect the current membership and the number of meetings held in 2025 for each committee. Mr. Gabelli did not serve on any committee during 2025.

Audit Committee

Members	Roles and Responsibilities
Manjit Kalha, Chair	The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations with respect to:
Kaan Aslansan	•	Matters involving the Company's accounting, auditing, financial reporting, and internal controls;
Darlene DeRemer	•	Overseeing the Company's financial policies and activities;
Herve Francois	•	Matters involving information security (including risks related to cybersecurity) and data protection;
Colin J. Kilrain	•	Oversight of the qualifications, independence and performance of LGL Group's independent registered public accounting firm, including responsibility for the appointment, compensation, retention and oversight of the firm's work; and
	•	Oversight of the performance of LGL Group's internal audit function.

Meetings in 2025
6

The Board has determined that (i) each member of the Audit Committee meets all independence and financial literacy requirements applicable to audit committees under the NYSE American listing standards and applicable regulations adopted by the SEC and (ii) Messrs. Aslansan, Francois, and Kalha and Ms. DeRemer are "audit committee financial experts" as that term is defined in the SEC's rules.

Compensation Committee

Members	Roles and Responsibilities
Manjit Kalha, Chair Kaan Aslansan Darlene DeRemer Herve Francois Colin J. Kilrain	The Compensation Committee discharges the Board's responsibilities regarding executive and director compensation, and its duties include the following:
	•	Evaluating the performance of the CEO;
	•	Reviewing and recommending the compensation of each executive officer;
	•	Granting equity incentive awards under the 2021 Incentive Plan;
	•	Assisting the Board in establishing and implementation of an executive compensation policy that supports the Company's overall strategy and objectives that attracts and retains talent; and
	•	Making recommendations to the Board regarding the compensation of directors.

Meetings in 2025
4

The Board has determined that each member of the Compensation Committee meets all independence requirements applicable to compensation committees under the NYSE American listing standards and for purposes of serving on a compensation committee pursuant to Rule 10C-1 of the Exchange Act.

Nominating Committee

Members	Roles and Responsibilities
Manjit Kalha, Chair Kaan Aslansan Darlene DeRemer Herve Francois Colin J. Kilrain	The Nominating Committee sets the tone for corporate governance, and its duties include the following:
	•	Establishing criteria and qualifications for Board membership, including standards for assessing independence;
	•	Continuing to identify individuals qualified to become Board members and make recommendations to the Board regarding proposed changes; and
	•	Overseeing the orientation of new directors and continuing education of directors.

Meetings in 2025
4

The Board has determined that each member of the Nominating Committee meets all independence requirements applicable to nominating committees under the NYSE American listing standards.

Related Party Committee

Members	Roles and Responsibilities
Darlene DeRemer, Chair	The Related Party Committee's duties include reviewing the Company's investment portfolio's exposure to investments in or managed by related parties.
Kaan Aslansan
Herve Francois
Manjit Kalha
Colin J. Kilrain

Meetings in 2025
5

The Board's Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three standing committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Communications with the Board of Directors

Interested parties, including stockholders, may communicate with the Board, including the non-management directors, by sending an e-mail to info@lglgroup.com or by sending a letter to the address below:

The LGL Group, Inc.

2525 Shader Road

Orlando, Florida 32804

Attention: Investor Relations

All such correspondence will be submitted to any specific director to whom the correspondence is directed. The Company generally will not forward to the directors any communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding the Company.

Director Compensation

Non-Employee Director Compensation

The following table describes the compensation structure for our Board for the year ending December 31, 2025:

($)
Base Annual Retainer
Cash Retainer (1)	10,000
Restricted Stock Awards (2)	15,000

Per Meeting Cash Compensation
Board Meeting (in person)	2,000
Board Meeting (telephonic)	750
Committee Meetings	750

Annual Chairman Cash Retainer (1)	2,500

Annual Committee Chair Cash Retainers (1)
Audit Committee	2,000
Compensation Committee	1,000
Nominating Committee	1,000
(1)	Payable in four equal installments each quarter in arrears of service for the preceding quarter
(2)	Granted on March 25, 2025 with a three-year vesting period

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Kaan Aslansan	28,000	15,002	43,002
Darlene DeRemer	28,250	15,002	43,252
Herve Francois	28,750	15,002	43,752
Manjit Kalha	31,250	15,002	46,252
Colin J. Kilrain	16,500	—	16,500

Hedging or Pledging of Stock

Although we have not adopted any practices or policies prohibiting hedging or pledging, we discourage our directors, executive officers, and employees from entering into hedging or pledging arrangements with respect to the Company’s securities.

Insider Trading Policy

We have adopted an insider trading policy (the "Insider Trading Policy") that governs the purchase, sale, and/or other dispositions of the Company's common stock or warrants by directors, officers, and employees. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as the exchange listing standards applicable to us. Our insider trading policies and procedures prohibit our employees, directors, officers, consultants, and the immediate family members of the foregoing persons from trading in our securities while in possession of material non-public information, among other things. Although our Insider Trading Policy does not apply to the Company itself, it is the Company's policy to comply with all applicable securities and state laws when engaging in transactions in its own securities. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found in Exhibit 19.1 to the Annual Report on Form 10-K for the year ending December 31, 2025.

Corporate Governance Information

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers.

LGL Group's By-Laws, Certificate of Incorporation, Corporate Governance Guidelines, the charters for each standing Board committee, and the Business Conduct Policy (and any amendments to and waivers from the code of ethics and Business Conduct Policy) are available on LGL Group's website at www.lglgroup.com/corporate-governance.

Proposal 2	Vote to Approve the Redomestication of LGL Group from Delaware to Nevada by Conversion

The Board has approved, and recommends that our stockholders approve, a proposal to redomesticate and convert the Company from a corporation organized under the laws of the State of Delaware (the "Delaware Corporation") to a corporation organized under the laws of the State of Nevada (the "Nevada Corporation"). The Board recommends that stockholders approve the redomestication of the Company and adopt the plan of conversion by which the redomestication will be effectuated (the "Plan of Conversion"), which is included as Annex A to this Proxy Statement and described in more detail below. We call the proposed redomestication of the Delaware Corporation in the form of a conversion into the Nevada Corporation the "Nevada Redomestication."

The Nevada Redomestication is expected to reduce the Company’s overall tax burden given the franchise taxes imposed on Delaware corporations. The Board also believes that the Nevada Redomestication will give the Company a greater measure of flexibility and simplicity in corporate governance than is currently available under Delaware law and will provide for greater protection for our directors and officers from unmeritorious lawsuits. The Nevada Redomestication will not result in any change in the Company’s business, operations, management, assets, liabilities or net worth.

Upon the completion of the Nevada Redomestication, the Company will become a Nevada corporation and will operate its business under its name "The LGL Group, Inc."

Accordingly, the Board believes that it is in the Company’s and stockholders’ best interests that the Company’s state of incorporation be changed from Delaware to Nevada.

Refer to the "Background on Redomestication from the State of Delaware to the State of Nevada" on page 16 for further information.

Vote Required

Proposal 2 requires stockholders to approve the Nevada Redomestication. It requires the affirmative vote ("FOR") of a majority of outstanding shares of common stock of LGL Group entitled to vote thereon. With respect to approval of the Nevada Redomestication, you may vote "FOR", "AGAINST" or "ABSTAIN."

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR the approval of the redomestication of LGL Group from Delaware to Nevada by conversion.

Background on Redomestication from the State of Delaware to the State of Nevada

Principal Terms of the Nevada Redomestication

The Nevada Redomestication would be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law ("DGCL") as set forth in the Plan of Conversion. The Plan of Conversion provides that the Company will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes (the "NRS").

The Plan of Conversion provides that upon the Nevada Redomestication each outstanding share of common stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation.

At the Effective Time (as defined below) of the Nevada Redomestication, the common stock will continue to be traded on The NYSE American under the existing trading symbol, "LGL". There is not expected to be any interruption in the trading of the common stock as a result of the Nevada Redomestication.

The Board currently intends that the Nevada Redomestication will occur as soon as practicable following the Annual Meeting. If the Nevada Redomestication is approved by stockholders, it is anticipated that the Nevada Redomestication will become effective at the date and time (the "Effective Time") specified in each of (i) the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 266 of the DGCL. However, the Nevada Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Nevada Redomestication, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that the consummation of the Nevada Redomestication should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Reasons for the Nevada Redomestication

The Board believes that there are several reasons the Nevada Redomestication is in the best interests of the Company and its stockholders. In particular, the Board believes that the Nevada Redomestication will allow the Company to take advantage of certain provisions of the corporate and tax laws of Nevada.

The Nevada Redomestication will eliminate the Company’s obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For example, based on our current capital structure and assets, the Company’s Delaware franchise taxes are expected to be approximately $93,000 per year if it remained a Delaware company. If the Company redomesticates in Nevada, its annual state-level fees are expected to include an annual business license fee of $500 and a fee of $150 for filing the Company’s annual list of directors and officers. In addition, in connection with the Nevada Redomestication, the Company will be required to pay a one-time filing fee to file its (i) articles of incorporation in Nevada, which is based on the number of authorized shares and their par value and is currently expected to be approximately $75, and (ii) articles of conversion, which is expected to be $350.

In addition, the Nevada Redomestication will provide potentially greater protection from unmeritorious litigation for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. In contrast, Nevada law establishes and permits broader limitations on individual liability of both officers and directors to a company and its stockholders. Specifically, under Nevada law, unless a Nevada corporation's articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of an act or failure to act in his or her capacity as a director or officer unless (i) the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and (ii) it is proven that (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and (b) such breach involved intentional misconduct, fraud or a knowing violation of law. As a result, under Nevada law, directors and officers generally will not be personally liable to the Company or its stockholders for monetary damages arising from alleged breaches of fiduciary duty unless it is proven that such individual engaged in intentional misconduct, fraud or a knowing violation of law.

Nevertheless, the directors and officers of the Company have an interest in the Nevada Redomestication to the extent that they will be entitled to such limitation of liability in the future. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Nevada Redomestication and to recommend that stockholders vote in favor of this proposal. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company.

Furthermore, by reducing the risk of lawsuits being filed against the Company’s directors and officers, the Nevada Redomestication may help us attract and retain qualified management. As previously discussed and for the reasons described below, we believe that, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend these types of litigation matters can be substantial. Delaware law provides that every person becoming a director or officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial interpretation, supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

The Nevada Redomestication is also expected to provide greater flexibility in connection with certain corporate transactions. However, the Nevada Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the proposed Nevada Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Effects of the Nevada Redomestication

Upon and following the effectiveness of the Nevada Redomestication, the Company will be governed by the NRS instead of the DGCL, and the Company will be governed by the proposed Nevada Articles of Incorporation (the "Nevada Charter") and the proposed Nevada Bylaws (the "Nevada Bylaws"), in the forms included as Annex B and Annex C, respectively, to this Proxy Statement. The Company's current Charter, as amended (collectively, the "Delaware Charter"), and its current Bylaws, as amended (the "Delaware Bylaws") will no longer be applicable following completion of the Nevada Redomestication.

Following completion of the Nevada Redomestication, the Company will continue to exist in the form of the Nevada Corporation. By virtue of the Nevada Redomestication, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Nevada Redomestication. Our directors and officers immediately prior to the Nevada Redomestication will serve as our directors and officers following the completion of the Nevada Redomestication. We will continue to maintain our headquarters in Orlando, Florida.

Certain Risks Associated with the Nevada Redomestication

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited. As a result, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

Also, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising transactions because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

The Company will also incur certain non-recurring costs in connection with the Nevada Redomestication, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Nevada Redomestication is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Redomestication.

Certain Differences between Delaware and Nevada Law

Although the Board has determined that the rights of stockholders under the DGCL and the NRS are substantially equivalent, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section entitled "Comparison of Stockholder Rights under Delaware and Nevada Law." For instance, as further explained in the Company’s summary below, under the NRS, a shareholder may inspect a Nevada corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Redomestication.

Further, the NRS expressly provides that it does not prohibit directors or officers from considering, approving or taking an action that promotes or has the effect of promoting a social, charitable or environmental purpose. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances merely require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors may consider the interests of other constituents.

What Changes After the Nevada Redomestication?

Certain Differences Between Delaware Charter and Bylaws and Nevada Articles of Incorporation and Bylaws

The Nevada Charter and Nevada Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the NRS and DGCL, certain differences will be in effect. Certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws are summarized below:

Issue	Delaware Charter and Delaware Bylaws	Nevada Charter and Nevada Bylaws
Removal of Directors	The Delaware Bylaws requires the affirmative vote of a majority of the outstanding shares of the stock of the Company entitled to elect directors and effect their removal, but only for cause.

The Nevada Charter requires the affirmative vote of two-thirds of the outstanding shares of the stock of the Company entitled to elect directors and effect their removal, with or without cause. Under NRS § 78.335, directors can be removed with or without cause, unless the articles of incorporation or bylaws specifically require removal only for cause. The Nevada Charter provides that directors can be removed with or without cause.

Acquisition of Controlling Interests	The Delaware Charter does not have similar provisions.

The Nevada Charter provides that the Company will not be subject to the controlling interest provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Company.

Duration of Proxies	The Delaware Bylaws provide that a proxy is valid for three years, unless the proxy provides for a longer period.	The Nevada Bylaws provide that a proxy is valid for six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.
Quorum and Voting

The Delaware Bylaws provide that the holders of a majority of the Company’s shares of capital stock issued and outstanding and entitled to vote, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation.

The Nevada Bylaws provide that the holders of one-third of the Company’s stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, the Nevada Charter or the Nevada Bylaws. Consistent with the NRS, the Nevada Bylaws also provide that, except as otherwise provided by law, in the Nevada Charter or the Nevada Bylaws, that action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

Comparison of Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter, and the Delaware Bylaws. Following completion of the Nevada Redomestication, the rights of our stockholders will be governed by the NRS, Nevada case law, the Nevada Charter, and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Redomestication. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL and the body of case law in both jurisdictions as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Issue	Delaware	Nevada
Increasing or Decreasing Authorized Capital Stock	Under the DGCL, a corporation generally may increase or decrease the number of authorized shares of any class or series of its capital stock only by amending its certificate of incorporation. Such an amendment must be approved by the board of directors and adopted by the holders of a majority of the outstanding shares entitled to vote thereon, unless the certificate of incorporation requires a greater vote. As a result, under Delaware law, stockholder approval is generally required to increase or decrease the number of authorized shares of capital stock, whereas Nevada law permits a corporation’s board of directors, unless restricted by the articles of incorporation, to take certain actions affecting the number of authorized shares without stockholder approval.	The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of the number of issued and outstanding shares of the same class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series.
Cumulative Voting

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors.

The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.
Vacancies

Under the DGCL, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Under the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
Removal of Directors

Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her.

The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

Fiduciary Duties and Business Judgment

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.

Delaware law extends the statutory protection for reliance on such persons to corporate officers.

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation, but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisors, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Issue	Delaware	Nevada
Flexibility for Decisions, Including Takeovers

Delaware law recognizes the business judgment rule, under which directors are presumed to act on an informed basis, in good faith and in the honest belief that their actions are in the best interests of the corporation. However, Delaware courts have developed extensive case law governing board conduct in takeover and change-of-control situations. In certain circumstances involving a sale or change of control of the corporation, Delaware courts have held that directors must focus on maximizing value for stockholders. As a result, Delaware law may require directors to seek or accept the highest value reasonably available for stockholders in such situations.

Delaware law does not contain a statutory list of corporate constituencies that directors may consider when making corporate decisions. Instead, fiduciary duties under Delaware law have largely been developed through judicial decisions. In certain circumstances, particularly when a sale of the company becomes inevitable, Delaware courts have interpreted directors’ fiduciary duties as requiring them to focus primarily on obtaining the highest value reasonably available for stockholders.

Delaware law does not expressly provide that directors may consider the interests of other constituencies in the same manner as Nevada law. Instead, the permissibility of defensive actions and other responses to takeover proposals is evaluated under standards developed through Delaware court decisions.

Nevada law provides directors with substantial discretion in making corporate decisions, including decisions relating to a change or potential change in control of the corporation. Director and officer actions taken in response to such circumstances are generally afforded the protection of the business judgment rule. However, if directors take action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, the presumption of the business judgment rule will apply only if the directors have reasonable grounds to believe that a threat to corporate policy and effectiveness exists and the action taken is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change in control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies. These may include, without limitation, the effects of the decision on employees, suppliers, creditors, customers, the economy of the state and nation, community and societal considerations, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Nevada law provides that directors and officers are not required to consider the interests of any particular constituency as a dominant factor in their decision-making. In addition, directors may resist a change or potential change in control if the board determines, after considering relevant facts and circumstances, that the change or potential change in control is opposed to or not in the best interests of the corporation.

Limitation on Personal Liability of Directors and Officers

The DGCL, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty.

The DGCL precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.

The DGCL permits limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute.

Under Delaware law, the exculpation of officers is authorized only in connection with direct claims brought by stockholders, including class actions; however, the DGCL does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

The NRS, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty.

Under the NRS, unless a Nevada corporation's articles of incorporation provides for greater liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in their capacity as a director or officer unless: (a) the presumption established by Nevada's statutory business judgment rule has been rebutted; and (b) is proven that (1) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (2) that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Under the NRS, the limitation on director and officer liability does not distinguish the duty of loyalty or transactions from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities.

The NRS permits limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute.

Issue	Delaware	Nevada
Indemnification

The DGCL permits corporations to indemnify directors, officers, employees and agents in similar circumstances.

In suits that are not brought by or in the right of the corporation, the DGCL permits a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation.

In derivative suits, Delaware permits a corporation to indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. No corporation may indemnify a party unless it decides that indemnification is proper.

Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity.

The DGCL also permits corporations to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

The NRS permits corporations to indemnify directors, officers, employees and agents in similar circumstances.

In suits that are not brought by or in the right of the corporation, the NRS permits a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation.

Additionally, under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, Nevada permits a corporation to indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. No corporation may indemnify a party unless it decides that indemnification is proper.

Under the NRS, the corporation through its stockholders, directors or independent counsel must determine that the indemnification is proper.

In addition, under the NRS, a corporation required to indemnify its directors, officers, employees or agents to the extent that the person is successful on the merits or otherwise in defense of any threatened, pending, or completed action, suit or proceeding, including any derivative suits, or any claim or other matter in any such action, suit or proceeding, against expenses actually and reasonably incurred by the person in connection with defending such action.

The NRS also permits corporations to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Director Compensation	The DGCL does not have a specific statute on the fairness of director compensation.	The NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Issue	Delaware	Nevada
Action by Written Consent of Directors	The DGCL provides that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.	The NRS provides that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.
Actions by Written Consent of Stockholders

The DGCL provides that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

The NRS provides that, unless otherwise provided in the articles of incorporation or the bylaws of the corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. The NRS does not require the corporation to give prompt notice of the taking of corporation action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved immediately after the time of the distribution to satisfy the preferential rights of preferred stockholders upon dissolution. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Issue	Delaware	Nevada
Restrictions on Business Combinations

Delaware law provides certain protections to stockholders in connection with certain business combinations.

Under Section 203 of the DGCL, certain "business combinations" with "interested stockholders" of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him, her or it an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

Companies are entitled to opt out of the business combination provisions of the DGCL.

Nevada law provides certain protections to stockholders in connection with certain business combinations.

The NRS imposes a maximum moratorium of two years on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to a "resident domestic corporation" which is limited to Nevada corporations with 200 or more stockholders of record. As of the record date, the Company has more than 200 stockholders of record.

Companies are entitled to opt out of the business combination provisions of the NRS.

Under the NRS, a corporation can opt-out of the business combinations provisions of the NRS by including a provision expressly electing not to be governed by NRS 78.411 to 78.444, inclusive, within its original articles of incorporation or an amendment to the articles of incorporation. If the corporation is a "resident domestic corporation" when it adopts an amendment to its articles of incorporation expressly electing not to be governed by NRS 78.411 to 78.444, inclusive, the amendment must be approved by a majority of the outstanding voting power not then beneficially owned by interested stockholders or their affiliates and associates and the opt-out by such amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.  The Nevada Charter does not include a provision expressly electing not to be governed by the business combination provisions of NRS 78.411 to 78.444, inclusive.

Issue	Delaware	Nevada
Acquisition of Controlling Interests	Delaware law does not have similar provisions.

In addition to certain restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a "controlling interest" in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires. Corporations are entitled to opt out of the above controlling interest provisions of the NRS.

Issue	Delaware	Nevada
Stockholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction.

The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the "sale of substantially all of the assets" of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a "sale of all of the assets" of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Issue	Delaware	Nevada
Appraisal or Dissenter's Rights

In Delaware, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval.

In Nevada, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent.

Special Meetings of the Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
Special Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Issue	Delaware	Nevada
Adjournment of Stockholder Special Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies	Under the DGCL, a proxy executed by a stockholder may not be voted after a period of three years from its date, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board.

The NRS provides that, unless Chapter 78 of the NRS, the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless Chapter 78, the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.

The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Issue	Delaware	Nevada
Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

The NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

What Doesn't Change After the Nevada Redomestication?

Apart from being governed by the Nevada Articles of Incorporation, Nevada Bylaws and the NRS, upon completion of the Nevada Redomestication, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Redomestication, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location

The Nevada Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Redomestication).

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Redomestication. To the extent that the Nevada Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Nevada. The Nevada Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Nevada Redomestication, and its common stock will continue to be listed on The NYSE American under the corporate name, "The LGL Group, Inc." and its existing trading symbol "LGL". The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Nevada Redomestication. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Redomestication as we and our stockholders were prior to the Nevada Redomestication.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates.

No Material Accounting Implications

Effecting the Nevada Redomestication will not have any material accounting implications.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Nevada Redomestication to holders of the shares of the common stock of the Company as a Delaware corporation (the "Delaware Common Stock"), each of which shares shall be converted into one share of common stock of the Company as a Nevada corporation (the "Nevada Common Stock") in connection with the Nevada Redomestication.

This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations promulgated or proposed thereunder (collectively, the "Treasury Regulations"), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. We have not sought and will not seek an opinion from counsel or any ruling from the Internal Revenue Service (the "IRS") with respect to the U.S. federal income tax consequences of the Nevada Redomestication, and there can be no assurance that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court. This discussion is limited to holders of the Delaware Common Stock that are U.S. holders (as defined below) who hold their shares of Delaware Common Stock as capital assets within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), mutual funds, regulated investment companies, holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, U.S. expatriates and former citizens or former long-term residents of the United States, persons subject to the alternative minimum tax, non-U.S. persons, and holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

For purposes of this section, a "U.S. holder" is a beneficial owner of the Delaware Common Stock that is, for U.S. federal income tax purposes, (i) an individual that is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of the Delaware Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of the Delaware Common Stock should consult his, her or its tax advisor regarding the tax consequences of the Nevada Redomestication.

Treatment of the Nevada Redomestication.

Subject to the caveats and qualifications noted above, we intend the Nevada Redomestication, under U.S. federal income tax law, to qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Redomestication qualifies as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•

no gain or loss is expected to be recognized by, and no amount is expected to be included in the income of, a holder of the Delaware Common Stock upon the conversion of such Delaware Common Stock into the Nevada Common Stock in connection with the Nevada Redomestication;

•

the aggregate tax basis of the shares of the Nevada Common Stock received by a holder of shares of the Delaware Common Stock in connection with the Nevada Redomestication is expected to equal the aggregate tax basis of the shares of the Delaware Common Stock converted into such shares of the Nevada Common Stock; and

•

the holding period of the shares of the Nevada Common Stock received by a holder of the Delaware Common Stock in connection with the Nevada Redomestication is expected to include the holding period of the common stock converted into such shares of the Nevada Common Stock.

Stockholders that have acquired different blocks of the Delaware Common Stock at different times or at different prices, and whose blocks of such common stock are converted into shares of Nevada Common Stock in connection with the Nevada Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Common Stock.

Information Reporting

A U.S. holder of the Delaware Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Nevada Redomestication will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Nevada Redomestication occurs a statement setting forth certain information relating to the Nevada Redomestication, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Nevada Redomestication. Holders of the Delaware Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

THE PRECEDING DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE NEVADA REDOMESTICATION. ALL HOLDERS OF THE DELAWARE COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE NEVADA REDOMESTICATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS, AS WELL AS TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

Additional Information

Regulatory Matters

The consummation of the Nevada Redomestication requires the filing of the Articles of Conversion and the Nevada Charter with the office of the Nevada Secretary of State and the Certificate of Conversion with the Office of the Secretary of State in Delaware. No other regulatory or governmental approvals or consents will be required in connection with the Nevada Redomestication.

Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Nevada Redomestication described in this Proposal 2.

Interest of Certain Persons

Our Board has found that the corporate laws of the State of Delaware and the State of Nevada are substantially equivalent, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company. As part of its process, the Board considered whether incorporating in Nevada would convey any non-ratable benefits on any of the Company's directors or officers. Its process did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Nevada Redomestication, that our directors and executive officers may be considered to have interests in the transaction that are different from, or in addition to, the interests of the stockholders generally. Our Board has considered these matters, among other matters, in reaching the decision to approve the Nevada Redomestication and to recommend that our stockholders vote in favor of this proposal.

Conclusion

After careful review of all of the factors, taken together, the Board believes that the Nevada Redomestication is in the best interests of the Company and all of its stockholders, and the Board recommends that stockholders vote "FOR" the Nevada Redomestication.

Effect of Vote for Approval

A vote in favor of this proposal is a vote to approve the Plan of Conversion and therefore the Nevada Redomestication. A vote in favor of this proposal is also effectively a vote in favor of the Nevada Charter and the Nevada Bylaws.

Effect of Not Obtaining the Required Vote for Approval

If the Nevada Redomestication fails to obtain the requisite vote for approval, the Nevada Redomestication will not be consummated, and the Company will continue to be incorporated in Delaware and subject to the Delaware Charter, Bylaws, and the DGCL.

EXECUTIVE COMPENSATION

Proposal 3	Advisory Vote to Approve Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act, we are submitting to stockholders our annual "say-on-pay proposal," an advisory vote to approve the compensation of our Named Executive Officers as described in this Proxy Statement.

At our 2025 Annual Meeting, approximately 99.6% of the votes cast on the say-on-pay proposal were voted in favor of the proposal, indicating stockholder support for the compensation of our Named Executive Officers. However, we are submitting this proposal to continue to give stockholders the opportunity to express their views on the compensation of our Named Executive Officers.

In considering your vote, we invite you to review the Compensation Discussion and Analysis, including the accompanying compensation tables and narrative discussion, beginning on page 34 of this Proxy Statement. As described in the Compensation Discussion and Analysis, we believe that the Company’s executive compensation programs effectively align the interests of our Named Executive Officers with those of our stockholders by linking a significant portion of their compensation to the Company’s performance and by providing a competitive level of compensation designed to recruit, retain, and motivate talented executives critical to the Company’s long-term success. Additionally, the Chairmanship Committee is designed to incentivize entrepreneurial efforts with related incentive-based compensation. We believe that the total compensation opportunities for our Named Executive Officers – including base salary, annual incentives, and long-term equity awards – created strong alignment between executive compensation and performance outcomes in 2025.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Board has adopted a policy of providing annual advisory approvals of the compensation of our Named Executive Officers.

Vote Required

Proposal 3 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation	✔

The Board of Directors unanimously recommends that our stockholders vote FOR approval of the following resolution:

"RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure."

Executive Officers

The following individuals constitute our current executive officers:

Name	Position
Marc Gabelli (1)	Executive Chairman
Jason D. Lamb (2)	Chief Executive Officer
Linda Biles	Vice President and Controller
Tiffany Hayden	Vice President
Patrick Huvane	Executive Vice President - Business Development

(1)	Mr. Gabelli served as principal executive officer and Chief Executive Officer from April 16, 2025 to January 5, 2026
(2)	Mr. Lamb was appointed Chief Executive Officer on January 5, 2026

Biographical summaries, including age, education, and experience, of our current executive officers are set forth below.

MARC GABELLI, Executive Chairman

Age	Career Highlights
58	Additional biographical information regarding Mr. Gabelli is provided above, under "Director Nominees"

JASON D. LAMB, Chief Executive Officer

Age	Career Highlights
53

 Mr. Lamb brings more than 30 years of leadership experience across defense, intelligence, advanced technology development, and private equity investing.

Mr. Lamb currently serves as Chief Executive Officer of The LGL Group, Inc. (2026 to present); an independent director on the Board of Directors of Alpha G Investment Management Inc. (formerly Teton Advisors, Inc.) (2021 to present); and an independent director on the Board of Directors of Morgan Group Holding Co. (2026 to present), a holding company which seeks acquisitions as part of its strategic alternatives; and a board observer to Consolidated Ocean Technologies (2024 to present), a veteran owned small business specializing in advanced guidance, navigation, and control systems for uncrewed undersea vehicles and autonomous software solutions. Previously, Mr. Lamb served as Chief Strategy Officer of Blacksea Technologies (2022 to 2026), a private equity platform focused on innovative maritime defense technologies, following the acquisition of Hard Yards, a product development consultancy company he founded; and a Special Advisor to LGL Systems Acquisitions Corporation (2019 to 2021), where he supported transaction sourcing, transaction evaluation, and strategic development. Prior to his private sector career, Mr. Lamb served as an officer in the United States Navy SEALs teams.

Mr. Lamb holds a Master of Business Administration from the University of Virginia Darden School of Business, a Master of Science in the Management of Information Technology from the University of Virginia, a Master of Arts in National Security and Strategic Studies from the U.S. Naval War College, and a Bachelor of Science in Political Science from the United States Naval Academy.

The Board believes Mr. Lamb is well qualified to serve as the Company's Chief Executive Officer based on his leadership experience in the defense and advanced technology businesses, expertise in strategic development and capital markets, and experience with special purpose acquisition companies and private equity investing.

LINDA BILES, Controller

Age	Career Highlights
64

Ms. Biles currently serves as Executive Vice President - Finance of M-tron Industries, Inc. (2024 to present) and Vice President & Controller of The LGL Group, Inc. (2020 to present). Previously, Ms. Biles served as Vice President & Controller of M-tron Industries, Inc. (2007 to 2024).

Ms. Biles holds a Bachelor of Science in Accounting from Canisius College.

TIFFANY HAYDEN, Vice President

Age	Career Highlights
43

Ms. Hayden currently serves as Vice President of The LGL Group, Inc. (2025 to present) and Chief Compliance Officer of Alpha G Investment Management Inc. (formerly Teton Advisors, Inc.) (2022 to present). Previously, Ms. Hayden served in various positions, including Managing Director and Secretary, at Alpha G Investment Management Inc.

Ms. Hayden holds a Bachelor of Arts in Economics from the University of Texas at Austin.

PATRICK HUVANE, Executive Vice President - Business Development

Age	Career Highlights
58

Mr. Huvane currently serves as Executive Vice President - Business Development of The LGL Group, Inc. (2022 to present); Senior Vice President - Product Development of Associated Capital Group, Inc. (2021 to present); and Chief Financial Officer of Alpha G Investment Management Inc. (formerly Teton Advisors, Inc.) (2019 to present). Previously, Mr. Huvane served as Co-Chief Financial Officer of Associated Capital Group, Inc. (2022 to 2023); Senior Vice President - Business Development of The LGL Group, Inc (2019 to 2022); Vice President - Finance and Accounting of LGL Systems Acquisition Corp. (2019 to 2021); Chief Accounting Officer of Care Investment Trust LLC (2016 to 2018); and Chief Accounting Officer of Tiptree Inc. (2007 to 2016).

Mr. Huvane holds a Bachelor of Science in Accounting from Manhattan College and a Master of Business Administration from New York University. Mr. Huvane is also a Certified Public Accountant and a Chartered Financial Analyst.

Compensation Discussion and Analysis

Overview

The Compensation Committee is responsible for the design and administration of the Company’s compensation policy and plans. The plans are designed to successfully implement the Company’s business strategy and create stockholder value. As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives. This aligns our executives' compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the Named Executive Officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation. Our Chief Executive Officer reviews the performance of our Chief Financial Officer with the Compensation Committee and makes a recommendation to the Compensation Committee regarding the Chief Financial Officer’s compensation. During these reviews, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value; (ii) the achievement of agreed upon short and long-term objectives; and (iii) predetermined individual goals.

Compensation Benchmarking

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the Named Executive Officers, though it may choose to do so in the future. The Compensation Committee benchmarks the compensation of the Named Executive Officers against the median compensation paid by comparable companies determined at the time. To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the Named Executive Officers as well as the mix of elements used to compensate the Named Executive Officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies. While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the Named Executive Officers due to the Company’s potentially unique circumstances and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Elements of Compensation

Base Salary

Base salary levels for the Company’s Named Executive Officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity. In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company provides annual and long-term incentive compensation to its executives and managers under the Company’s 2021 Incentive Plan (the "2021 Plan"), approved by stockholders on December 28, 2021. The 2021 Plan has historically provided annual and long-term incentives for executive performance by rewarding participants for their contributions to profitability and stockholder value, based on achieving short-term Company and individual performance goals for a given year, while aligning a significant portion of compensation with the long-term interests of stockholders.

Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity. Long-term Company performance goals include increasing the Company’s total market value. The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy. Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

Policies and Practices Related to the Grant of Certain Equity Awards

Because the Company has not granted option awards in our executive compensation program since 2019, neither the Compensation Committee nor the Board deemed it necessary or appropriate to implement policies or practices regarding the timing of option awards in relation to the disclosure of material nonpublic information. During 2025, we did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards. Generally, equity awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed based on equity grant dates.

The LGL Group, Inc. 401(k) Savings Plan

The LGL Group, Inc. 401(k) Savings Plan (the "401(k) Plan"), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits. Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year. A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times. The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The Named Executive Officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service and reached the age of 18.

Other Benefits

The Company makes available to the Named Executive Officers the same medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Clawback Policy

During 2023, the Compensation Committee approved a new Recovery of Erroneously Awarded Compensation Policy in connection with the SEC's adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding NYSE American listing standards. The Recovery of Erroneously Awarded Compensation Policy generally requires recoupment of erroneously awarded incentive-based compensation (including any compensation granted, earned, or vested wholly or in part) received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including our non-principal executive officer Named Executive Officers, during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement due to the Company's material noncompliance with any financial reporting requirement under U.S securities laws.

A full copy of the Recovery of Erroneously Awarded Compensation Policy is included in our 2025 Annual Report. No clawback-related actions pursuant to the Recovery of Erroneously Awarded Compensation Policy were required in 2025.

Employment Agreements

None.

Recent Compensation Decisions

The Compensation Committee and the Board took several compensation-related actions during the fourth quarter of 2025 and January 2026. These actions included revising the compensation arrangement for Mr. Gabelli and approving the compensation package for Mr. Lamb in connection with his appointment as Chief Executive Officer. These decisions are described below.

Revision of Compensation for Marc Gabelli, Executive Chairman

In October 2025, the Compensation Committee reviewed and approved revisions to the compensation of Mr. Gabelli. The Board, upon recommendation of the Compensation Committee, subsequently approved these compensation changes in January 2026. Mr. Gabelli's revised compensation arrangement includes the following:

(i)	an annual base salary of $250,000, effective January 1, 2026, allocated equally among his roles at the Company, including as Executive Chairman, and subject to annual review by the Board;
(ii)	a grant of stock options to purchase 100,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") under the 2021 Plan, with the following vesting schedule:
(a)	sixty percent (60%) vesting immediately upon grant;
(b)	twenty percent (20%) vesting on the first anniversary of the grant date; and
(c)	twenty percent (20%) vesting on the second anniversary of the grant date;
(iii)	eligibility to participate in the Company's benefit plans and perquisites generally available to its executive officers.

The Compensation Committee determined that Mr. Gabelli's compensation was appropriate to reflect Mr. Gabelli's responsibilities with the Company, which focus on providing strategic guidance to management and the Board.

The material terms of Mr. Gabelli's revised compensation arrangements were previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on January 22, 2026.

Additionally, in January 2026, the Board, upon recommendation of the Compensation Committee, approved an equity award to Mr. Gabelli as summarized below:

(i)	a grant of stock options to purchase 50,000 shares of Common Stock under the 2021 Plan, vesting immediately;
(ii)	a grant of 50,000 shares of restricted Common Stock under the 2021 Plan, with the following vesting schedule:
(a)	one-third (1/3) vesting immediately upon grant;
(b)	one-third (1/3) vesting on the first anniversary of the grant date; and
(c)	one-third (1/3) vesting on the second anniversary of the grant date.

Appointment of Jason D. Lamb as Chief Executive Officer

In January 2026, Mr. Lamb was appointed Chief Executive Officer of the Company. In connection with his appointment, the Company approved a compensation package designed to attract and retain a highly qualified executive to lead the Company while aligning his interests with those of stockholders. Mr. Lamb's compensation includes the following:

(i)	an annual draw of $60,000 against incentive compensation (the "Base Draw");
(ii)

eligibility to receive incentive compensation for identifying, analyzing and managing investment opportunities according to standard payout rates then in effect to the extent it exceeds the Base Draw plus expenses; and

(iii)	eligibility to receive a discretionary annual bonus based on individual performance and performance of the Company.

The Company believes this compensation structure appropriately balances fixed and performance-based compensation and aligns Mr. Lamb's interests with the long-term interests of the Company's stockholders.

The material terms of Mr. Lamb's compensation arrangements were previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on January 9, 2026.

Additionally, in January 2026, the Board, upon recommendation of the Compensation Committee, approved an equity award to Mr. Lamb as summarized below:

(i)	a grant of stock options to purchase 50,000 shares of Common Stock under the 2021 Plan, vesting immediately;
(ii)	a grant of 50,000 shares of restricted Common Stock under the 2021 Plan, with the following vesting schedule:
(a)	one-third (1/3) vesting immediately upon grant;
(b)	one-third (1/3) vesting on the first anniversary of the grant date; and
(c)	one-third (1/3) vesting on the second anniversary of the grant date.

In March 2026, the Board, upon recommendation of the Compensation Committee, approved an annual base salary of $190,000, retroactive to Mr. Lamb's hire date of January 5, 2026.

The material terms of Mr. Lamb's compensation arrangements were disclosed in the Company's Current Report on Form 8-K filed with the SEC on March 30, 2026.

Executive Compensation Tables

Marc Gabelli served as our principal executive officer ("PEO") from April 16, 2025 until January 5, 2026. Prior to April 16, 2025, Timothy Foufas served as our PEO.

The individuals comprising the non-PEO Named Executive Officers ("NEOs") for each year presented are listed below:

2025	2024
Patrick Huvane	Marc Gabelli
Christopher L. Nossokoff (1)	Patrick Huvane
Christopher L. Nossokoff

(1)	Mr. Nossokoff served as principal financial officer until April 16, 2025, upon the appointment of Mr. Huvane to principal financial officer.

Summary Compensation Table

The following table sets forth the information with respect to compensation earned by the Company's Named Executive Officers for the years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
Marc Gabelli (3)	2025	118,500	—	15,002	—	133,502
Executive Chairman	2024	115,500	30,000	—	—	145,500
Patrick Huvane	2025	50,000	—	—	—	50,000
Executive Vice President - Business Development	2024	50,000	5,000	—	—	55,000
Former Executive Officers
Timothy Foufas (4)	2025	87,159	—	15,002	2,475	104,636
Former Co-Chief Executive Officer	2024	195,000	10,000	—	4,275	209,275
Christopher L. Nossokoff (5)	2025	58,846	17,000	—	1,765	77,611
Vice President - Finance	2024	170,000	—	—	3,727	173,727
(1)

Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with ASC 718. For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note 9 - Stock-Based Compensation to the Consolidated Financial Statements included in LGL Group's Annual Report on Form 10-K for the year ended December 31, 2025.

(2)

Reflects employer contributions accrued or paid under The LGL Group, Inc. 401(k) Savings Plan.

Additionally, we maintain a policy of directors' and officers' liability insurance for the directors and officers. The premium for this policy for the policy year ended September 30, 2025 was approximately $162,000 and for the policy year ended September 30, 2026 is approximately $141,000.

(3)	In 2025, Mr. Gabelli earned $100,000 as Co-Chief Executive Officer and Chief Executive Officer and $33,502 for his service as a director, consisting of $18,500 in cash fees and $15,002 in restricted stock awards. In 2024, Mr. Gabelli earned $100,000 as Co-Chief Executive Officer and $15,500 for his service as a director, all of which was paid in cash.
(4)	Mr. Foufas resigned as Co-Chief Executive Officer on April 11, 2025, effective May 1, 2025.
(5)	Mr. Nossokoff served as principal financial officer from April 16, 2024 to April 16, 2025, upon the appointment of Mr. Huvane as principal financial officer.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the information with respect to outstanding equity awards held by our Named Executive Officers as of December 31, 2025:

		Stock Awards (1)
Name	Year Granted	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested (2) ($)
Marc Gabelli	2025	2,308	13,271
	2023	2,874	16,526
Former Executive Officers
Timothy Foufas (3)	2025	2,308	13,271
	2023	2,874	16,526
(1)	There are no LGL Group stock options held by any Named Executive Officers.
(2)	Market value is based on the closing price of our common stock on December 31, 2025 of $5.75 per share.
(3)	On January 29, 2026, the vesting of the equity awards held by Mr. Foufas were accelerated in connection with his departure from the Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	—	$—	938,914
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	938,914
(1)

The 2021 Incentive Plan was approved by our stockholders on December 28, 2021. 1,000,000 shares of common stock are authorized for issuance under the 2021 Incentive Plan. As of December 31, 2025, there were 36,274 restricted stock awards outstanding that were issued under the 2021 Plan.

Pay Versus Performance

This disclosure has been prepared in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K and does not necessarily reflect how the Compensation Committee evaluates compensation decisions when contemplating Company or individual performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section above.

Pay versus Performance Table

The following table sets forth information concerning the compensation of our PEO(s) and NEOs for each of the fiscal years ending December 31, 2025 and 2024:

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2)(4) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2)(4) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5) ($)	Net Income (Loss) ($ in 000s)
2025	238,138	233,412	63,806	63,806	98.25	755
2024	209,275	208,786	124,742	124,620	102.00	522
(1)

The amounts shown for Summary Compensation Table Total for PEO are the amounts of total compensation reported for Mr. Gabelli and Mr. Foufas for 2025 and Mr. Foufas for 2024 in the "Total" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 37 above.

(2)

The amounts shown for Compensation Actually Paid ("CAP") do not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to the new SEC rules. Additionally, it does not represent amounts that have actually been earned or realized, including with respect to certain equity awards, for which performance conditions for these equity awards have not yet been realized.

(3)

The amounts shown for Average Summary Compensation Table Total for Non-PEO NEOs are the average amounts of total compensation reported for the Non-PEO Named Executive Officers for each corresponding year in the "Total" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 37 above. The individuals comprising the Non-PEO NEOs for each presented year are listed below:

2025 - Patrick Huvane and Christopher L. Nossokoff

2024 - Marc Gabelli, Patrick Huvane, and Christopher L. Nossokoff

(4)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the "Stock Awards" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 37 above.

PEO	Summary Compensation Table Total ($)	Exclusion of Stock Awards ($)	Inclusion of Equity Values ($)	Compensation Actually Paid ($)
2025	238,138	(30,004)	25,277	233,412
2024	209,275	—	(489)	208,786

Non-PEO NEOs	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Inclusion of Equity Values for Non-PEO NEOs ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2025	63,806	—	—	63,806
2024	124,742	—	(122)	124,620

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
PEO	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year ($)	Total - Inclusion of Equity Values ($)
2025	26,542	(1,265)	—	—	—	25,277
2024	—	(489)	—	—	—	(489)

Non-PEO NEOs	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	—	—	—	—	—	—
2024	—	(122)	—	—	—	(122)

(5)

The amounts shown for Value of Initial Fixed $100 Investment Based on Total Shareholder Return ("TSR") was set on December 31, 2020 and was adjusted for the impact of the spin-off of M-tron Industries, Inc. using the example allocation from the IRS Form 8937 which is posted on the Company's website.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

In accordance with SEC rules, the following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company's Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid versus The LGL Group, Inc. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return

In accordance with SEC rules, the following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company's cumulative TSR during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid versus The LGL Group, Inc. Total Shareholder Return

All information provided herein under the heading Pay Versus Performance will not be deemed to be incorporated by reference into any filing made by us under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language included in any such filing, except to the extent we specifically incorporate such information by reference.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the section entitled "Compensation Discussion and Analysis" required by Item 402(b) of Regulation S-K. Based on the review and discussion, the Compensation Committee recommended to the Board that the section entitled "Compensation Discussion and Analysis" be included in this Proxy Statement.

Members of the Compensation Committee:

Manjit Kalha, Chair
Kaan Aslansan
Darlene DeRemer
Herve Francois
Colin J. Kilrain

Proposal 4	Advisory Vote on Frequency of Future Say-on-Pay Votes

In accordance with Section 14A of the Exchange Act, we are requesting our stockholders vote, on a non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years or every three years.

The Board believes that conducting an advisory "say on pay" vote annually is the most appropriate for the Company. This frequency will continue to enable stockholders to annually express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statement. An annual advisory vote on executive compensation helps ensure ongoing stockholder communication with our Compensation Committee and the Board on executive compensation and corporate governance matters.

The vote on the frequency of the executive compensation vote is advisory, and therefore not binding on the Company or the Board. The Board values the opinions of our stockholders and to the extent there is any significant vote on the frequency of the executive compensation vote for either of annually, every two years or every three years, the Board will consider our stockholders’ concerns in making its determination regarding the frequency of the executive compensation vote.

Vote Required

The frequency receiving a plurality of the votes cast will be approved. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote to hold future advisory stockholder votes on the compensation of our Named Executive Officers EVERY ONE (1) YEAR.

Proposal 5	Approval of the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan

The Board of Directors is asking our stockholders to approve an amendment and restatement of The LGL Group, Inc. 2021 Incentive Plan (the "Amended 2021 Plan"). The 2021 Plan was originally adopted by the Board on October 15, 2021 and approved by stockholders at the 2021 Annual Meeting on December 28, 2021. On March 16, 2026, upon the recommendation of the Compensation Committee, the Board unanimously adopted the Amended 2021 Plan, subject to stockholder approval at the 2026 Annual Meeting. The Amended 2021 Plan allows LGL Group to grant the equity incentive compensation awards that are the key elements of our compensation philosophy and practices.

If this proposal is approved by our stockholders, the Amended 2021 Plan will replace the 2021 Plan with respect to awards granted as of the Annual Meeting date. If this proposal is not approved, the 2021 Plan will remain in effect with its existing terms.

As of our record date, March 31, 2026, excluding the new shares requested, 786,512 of the 1,000,000 shares authorized under the 2021 Plan remain available for future grants, a number that the Compensation Committee and the Board believe is insufficient to meet our future needs. Based on our projected recruiting and retention needs, historic grant rates, and current share price, we anticipate that without the additional shares, we would be unable to grant equity awards under our incentive programs beyond 2027.

We recommend that stockholders approve the Amended 2021 Plan to (i) permit the continued use of stock-based compensation by reserving an additional 1,500,000 shares for issuance under the Amended 2021 Plan, such that a total of 2,500,000 shares will be reserved and available for issuance under the Amended 2021 Plan; (ii) correspondingly increase the ISO limit by 1,500,000 shares; (iii) increase the annual non-employee director compensation limit from $500,000 to $750,000; (iv) remove the one-year minimum vesting requirement; (v) extend the expiration date of the Amended 2021 Plan to the 10th anniversary of the 2026 Annual Meeting; and (vi) make other market standard updates, technical revisions in responses to changes in law and other clarifying and administrative changes.

Stock-based compensation is an important part of our compensation structure and serves the best interests of our stockholders by:

• rewarding long-term Company performance;
• link employees' interests to long-term stockholder value creation; and
• enabling us to attract and retain top-tier talent in a competitive marketplace.

If the Amended 2021 Plan is not approved, we may need to replace the stock-based components of our compensation with cash, which may increase compensation expense, reduce compensation alignment with stockholder interests, and impede our ability to attract and retain talent.

To maintain flexibility and effectively attract, motivate, and retain high-caliber employees and directors, we are asking stockholders to authorize an additional 1,500,000 shares of common stock for awards under the Amended 2021 Plan. We intend to grant future equity awards under the Amended 2021 Plan in amounts that are reasonable and consistent. Based on our projected recruiting and retention needs, our historic grant rates, and the approximate current share price, we believe that the new shares requested under the Amended 2021 Plan would allow us to grant equity awards to employees and directors for approximately 10 more years. However, the additional shares could last for a different period if historical practice does not match our future needs, or if our share price changes materially. In determining the size of this share request, the Compensation Committee considered, among other things, our outstanding equity awards, our burn rate, our stock price and volatility, our projected recruiting and retention needs, the potential dilution of our equity compensation program, the voting guidelines of certain institutional investors and proxy advisory firms, the advice of its independent compensation consultant, and competitive market practices. Key factors are outlined below.

We encourage stockholders to read this Proposal 5, which provides, among other items, a summary of certain key data relating to outstanding equity awards and shares available for future awards under the Amended 2021 Plan, information relating to how the Board determined the number of shares proposed to be reserved under the Amended 2021 Plan, a summary of significant changes from the 2021 Plan, an overview of the terms and conditions of, and benefits to be received under, the Amended 2021 Plan, and a brief description of the current U.S. federal income tax consequences generally arising with respect to awards granted under the Amended 2021 Plan.

Vote Required

Proposal 5 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR the approval of the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan.

Summary of the Amended 2021 Plan

The Board believes that the Amended 2021 Plan will promote the interests of stockholders and is consistent with the principles of good corporate governance. The principal terms of the Amended 2021 Plan are described below, but the description is qualified in its entirety by reference to the Amended 2021 Plan itself. The full text of the Amended 2021 Plan is attached to this Proxy Statement as Annex D.

If the Amended 2021 Plan is not approved by our stockholders, the 2021 Plan will remain in full force and effect in accordance with its terms. Regardless of whether the Amended 2021 Plan is approved by our stockholders, each award granted under the 2021 Plan will continue to be subject to the terms and provisions applicable to such award under the 2021 Plan and the applicable award agreement.

Plan Design Supports Sound Governance Practices

The Amended 2021 Plan authorizes the plan administrator to grant stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, unrestricted stock, performance bonus awards, performance stock units, performance share units, and dividend equivalents to employees, directors, and consultants of the Company and its subsidiaries.

The Amended 2021 Plan includes key provisions designed to protect stockholder interests and promote sound compensation governance, including:

•	limited share recycling provisions;
•	no repricing stock options without stockholder approval;
•	no "evergreen" renewal feature;
•	annual limits on director compensation;
•	awards are subject to our clawback policy; and
•	dividends or dividend equivalents are accumulated until the underlying award vests.

We have demonstrated a commitment to sound equity compensation practices. Recognizing that equity awards dilute stockholders’ equity, we have carefully managed our equity incentive compensation to be competitive, consistent with market practices, and mindful of stockholder interests.

In evaluating this proposal, stockholders should consider all the information in this proposal and this Proxy Statement.

Material Changes from the 2021 Plan

The Amended 2021 Plan includes several features designed to protect the interests of our stockholders and reflect sound corporate governance practices and our compensation philosophy, including the following key features and material differences from the 2021 Plan:

•

Share reserve increase. As of March 31, 2026, only 786,512 shares remain available for awards under the 2021 Plan, which is insufficient to meet our future needs. The Amended 2021 Plan will reserve a sufficient number of shares to enable to the Company to continue to grant equity awards, which is a critical component of our compensation program. The Amended 2021 Plan will increase in the maximum number of shares of Common Stock authorized for issuance by an additional 1,500,000 shares.

•	ISO limit increase. Increases the limit for incentive stock options by 1,500,000 shares.
•

Director compensation limits. Increases the annual cap on non-employee director compensation from $500,000 to $750,000 (including cash retainers and the grant date fair value of equity retainers for services as a non-employee director).

•	Minimum vesting. Removed the one-year minimum vesting provision from the Amended 2021 Plan to provide flexibility to attract and retain key talent and respond to evolving market conditions and trends.
•	Extension of expiration date. Extends the plan term until the 10th anniversary of the 2026 Annual Meeting.
•

Address other updates in law and market practice. The Amended 2021 Plan will incorporate certain other technical revisions in response to changes in the law and which are designed to protect the interests of our stockholders and reflect sound corporate governance practices, as well as other clarifying changes.

The Amended 2021 Plan maintains all of the key governance features as under the 2021 Plan.

Burn Rate and Potential Dilution

In setting the number of shares authorized for issuance under the Amended 2021 Plan, we considered our historic burn rate, which measures annual share utilization, and is calculated as the total amount of equity granted in any year, divided by the weighted average number of shares of common stock outstanding as of the end of each fiscal year. The table below summarizes our burn rate experience, which provides data on our share usage under our employee and non-employee director compensation programs for the last three fiscal years:

Fiscal Year	Restricted Stock Granted	Stock Options Granted	Total Granted	Weighted-Average Common Shares Outstanding	Burn Rate (%)
2025	16,156	—	16,156	5,404,463	0.0
2024	—	—	—	5,352,937	0.0
2023	20,118	—	20,118	5,352,937	0.0
Three-year average (2023 - 2025)					0.0

Our future burn rate will depend on a number of factors, including the number of participants in the Amended 2021 Plan, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to established the equity award mix.

We also considered overhang, which measures potential shareholder dilution, in setting the number of additional shares authorized for issuance under the Amended 2021 Plan. Overhang is calculated as (i) the number of shares of common stock subject to outstanding equity awards under the 2021 Plan plus the number of shares available to be granted under the 2021 Plan (the "numerator"), by (ii) the total number of shares of common stock outstanding plus the shares included in the numerator.

As of March 31, 2026, the record date, there were (i) 378,312 shares of common stock subject to outstanding equity awards issued under the 2021 Plan, (ii) 786,512 shares of common stock that remained available for issuance under the 2021 Plan, and (iii) 6,540,435 shares of common stock issued and outstanding. As a result, our fully diluted overhang, excluding the additional shares of common stock being requested under the Amended 2021 Plan, was 14.9%. Had the 1,500,000 shares being requested under the Amended 2021 Plan been available for grant as of the record date, our overhang would have increased to 29.0%.

Based on the closing price on the NYSE American for our common stock on April 1, 2026 of $7.01 per share, the aggregate market value of the additional 1,500,000 shares of common stock requested under the Amended 2021 Plan was $10,515,000.

Key Terms

Eligible Participants	•	Any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or certain of the Company's subsidiaries
	•	Any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor, or other individual service provider of the Company

As of March 31, 2026, there were approximately 2 employees, 6 non-employee directors of the Company, and 3 consultants eligible to participate in the Amended 2021 Plan. Under the Amended 2021 Plan, the plan administrator, subject to applicable law, has the authority to determine and select award recipients from the list of eligible individuals.

Administration	The Compensation Committee is expected to administer the Amended 2021 Plan unless the Board assumes authority for administration. In this regard, the full Board retains authority over grants to non-employee directors. The Amended 2021 Plan provides that the Board or Compensation Committee may delegate its authority to grant awards to employees other than executive officers to a committee consisting of one or more members of the Board or one or more of our officers. The plan administrator has authority to select award recipients, determine award terms, and take all actions necessary for plan administration.

Available Shares

The maximum number of shares that were available for issuance under the 2021 Plan upon its initial adoption was 1,000,000 shares. Approximately 786,512 shares remained available for grant as of March 31, 2026. The maximum number of available shares that can be issued as awards (including as incentive stock options) is being increased by an additional 1,500,000 shares. If the Amended 2021 Plan is approved, the maximum number of shares that may be issued under the Amended 2021 Plan after March 31, 2026 will be approximately 2,286,714. Awards will be counted against the Amended 2021 Plan reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Shares issued under the Amended 2021 Plan may come from newly issued, treasury, or reacquired shares, or any combination thereof.

Responsible Share Counting

If an outstanding award under the Amended 2021 Plan expires or is terminated or canceled for any reason without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture are forfeited under the Amended 2021 Plan, the shares allocable to the terminated portion of such award or such forfeited shares shall again be available for issuance under the Amended 2021 Plan. Shares shall not be deemed to have been issued pursuant to the Amended 2021 Plan with respect to any portion of an award that is settled in cash. In the event that withholding tax liabilities arising from a full-value award (i.e., an award other than an option or stock appreciation right) are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the Amended 2021 Plan’s reserve.

Notwithstanding anything to the contrary, the following shares shall not again be made available for issuance or delivery under the Amended 2021 Plan: (i) shares tendered in payment of an option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an option or stock appreciation right; (iii) shares covered by a stock-settled stock appreciation right that were not issued upon the settlement of the stock appreciation right; or (iv) shares purchased on the open market with option proceeds.

Annual Award Limits (Non-Employee Directors)	The Amended 2021 Plan provides that the sum of the grant date fair value of all equity-based awards and the maximum amount of cash that may become payable to any individual for services as a non-employee director during any calendar year may not exceed $750,000. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

Types of Awards	The Amended 2021 Plan allows for the granting of stock options (both non-qualified and incentive), stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance bonus awards, and other awards providing benefits similar to the foregoing awards.

Stock Options and Stock Appreciation Rights	•	A stock option is the right to purchase a specified number of shares for a fixed price not less than the fair market value of the underlying shares on the date of grant. A stock appreciation right ("SAR") is the right to receive cash, shares or other property based on the increase in the value of the number of shares underlying the award over such fixed exercise price not less than the fair market value of the underlying shares on the date of grant.
◦ Limited exception for exercise price of substitute awards.
	•	Fair market value of a share on a given date is determined by the closing price as reported by the Company's principal stock exchange on such date
	•	Participants must be employed by or performing services for the Company or one of its affiliates from the date of grant through the date of exercise, in order to exercise an option or stock appreciation right, subject to limited exceptions.
	•	Term cannot be longer than 10 years

Restricted Stock and Restricted Stock Units	•	Restricted stock is an award of shares that is subject to a vesting period determined by the Compensation Committee during which they cannot be transferred.
◦ Prior to the expiration of the vesting period, a participant who has received an award of restricted stock as the right to vote and to receive dividends on the underlying unvested shares.
◦ Any dividends that are not paid currently may, at the Compensation Committee's discretion, accrue interest or be reinvested into additional shares of restricted stock subject to the same vesting or performance conditions and the underlying award.
	•	Restricted stock units ("RSU") are awards that are valued by reference to shares which may be paid to a participant upon vesting in cash, shares or other property.
◦ Prior to the expiration of the vesting period, a participant who has received an award of restricted stock units will have no right to vote or to receive dividend equivalents unless otherwise determined by the Compensation Committee.

Dividends and Dividend Equivalents	With respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. A participant holding an option or stock appreciation right is not eligible to receive dividends or dividend equivalents.

Performance Shares and Performance Stock Units	•	Performance shares are awards that entitle the holder to receive a specified number of shares of the Company's common stock upon achievement of pre-established performance goals over a defined performance period.
	•	Performance stock units ("PSU") are awards representing the right to receive a number of shares of the Company's common stock, or cash equivalent, upon the achievement of specified performance objectives over a defined performance period.
	•	Performance objectives may be based upon Company, subsidiary, business division and/or other performance objectives, including but not limited to one or more of the following:
		◦	Earnings per share
		◦	Sales
		◦	Operating income
		◦	Gross income
		◦	Basic or adjusted net income (before or after taxes)
		◦	Cash flow
		◦	Gross profit
		◦	Gross or operating margin
		◦	Working capital
		◦	Earnings before interest and taxes
		◦	Earnings before interest, tax, depreciation and amortization
		◦	Return measures, including return on invested capital, sales, assets, or equity
		◦	Revenues
		◦	Market share
		◦	The price or increase in price of the Company's common stock
		◦	Total shareholder return
		◦	Economic value created or added
		◦	Expense reduction
		◦	Implementation or completion of critical projects
		◦	Specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company
		◦	Any other metric that may be determined by the Compensation Committee
	•	The Compensation Committee may provide that, in measuring the achievement of the performance objectives, an award may include or exclude items such as extraordinary, unusual, non-recurring or infrequently recurring events; asset write-downs; effects of accounting changes; currency fluctuations' acquisitions or divestures; and other non-operating items.

Repricing and Backdating Prohibited	Except for adjustments based on changes in the corporate structure or as otherwise provided in the Amended 2021 Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options. In addition, the plan administrator may not make a grant of an option or SAR with a grant date that is effective prior to the date the plan administrator takes action to approve such Award.

Adjustments for Corporate Events	In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, share combination, stock split, stock dividend, an extraordinary cash distribution on stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting our shares of common stock, an adjustment shall be made in the number and class of and/or price of shares subject to outstanding awards granted under the Amended 2021 Plan, and/or the number of shares available for issuance under the plan, as may be determined to be appropriate and equitable by the plan administrator.

Change in Control

In the event of a 'change in control' (as defined in the Amended 2021 Plan), then: (i) if any time-based or performance-based awards are not assumed or replaced by a comparable award referencing shares of the successor corporation or its parent, those awards shall vest as of immediately prior to such change in control; (ii) if time-based awards are assumed by the successor corporation or its parent, those awards will continue to vest in accordance with their terms and, if during the 12-month period following the date of such change in control, the participant's employment is terminated by such successor (or an affiliate thereof) without cause or by the participant for good reason, such time-based awards shall fully vest; and (iii) if performance-based awards are assumed by the successor corporation or its parent, those awards will be converted into, as applicable, time-based awards of the successor corporation or its parent and, if, during the 12-month period following the date of such change in control, the participant’s employment is terminated by such successor (or an affiliate thereof) without cause or by the participant for good reason, such performance-based awards shall fully vest. The value of the performance-based awards as of the date of the change in control shall be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date.

The plan administrator may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding awards granted under the Amended 2021 Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such award may receive for each share subject to such award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the plan administrator to be the fair market value of such share and the purchase price per share (if any) under the award multiplied by the number of shares subject to such award; provided that if such product is zero or less or to the extent that the award is not then exercisable, the award will be canceled and terminated without payment therefor.

Transferability	Except as the plan administrator may determine or provide in an award agreement, awards (other than vested shares of restricted stock) under the Amended 2021 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order or beneficiary designation, and are generally exercisable only by the participant.

Clawback	If a participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the plan administrator, the plan administrator may, in its sole discretion, provide for cancellation of any or all of such participant’s outstanding awards and/or forfeiture of any gain realized in respect of awards under the Amended 2021 Plan, and repayment of any such gain promptly to the Company. In addition, awards under the Amended 2021 Plan and any shares issued pursuant to awards under the Amended 2021 Plan shall be subject to recovery or "clawback" by the Company pursuant to the terms of our Recovery of Erroneously Awarded Compensation Policy.

Tax Withholding	The exercise or payment of awards and the issuance of shares under the Amended 2021 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes.

Plan Amendment	At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Amended 2021 Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required. No termination, amendment, or modification of the Amended 2021 Plan or any award shall adversely affect in any material way any award previously granted under the plan without the written consent of the participant holding such Award (unless such change in required to comply with applicable tax law).

Termination	Unless sooner terminated as provided herein, the Amended 2021 Plan shall terminate at the end of the day immediately preceding the tenth (10th) anniversary of the date of the Annual Meeting. After the Amended 2021 Plan is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the plan’s terms and conditions.

New Plan Benefits

Awards granted under the Amended 2021 Plan will be subject to the Board's and Compensation Committee's discretion (and any delegate thereof), and the Compensation Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded to our NEOs, employees, or non-employee directors under the Amended 2021 Plan are not determinable at this time.

On April 1, 2026, the last reported sales price for our Common Stock was $7.01 per share.

Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to awards previously granted under the 2021 Plan and currently outstanding as of March 31, 2026, the record date, to each NEO, all current executive officers as a group, non-employee directors as a group, and all employees, including all current officers who are not executive officers, as a group. This table includes shares subject to awards that may have been exercised, cancelled or forfeited:

Name	Position	Number of Shares Underlying Options (1)	Number of Shares Underlying Time-Based Restricted Shares	Dollar Value (2)
Marc Gabelli	Executive Chairman	150,000	40,583	$549,511
Jason D. Lamb	Chief Executive Officer	50,000	33,334	294,231
Linda Biles	Vice President & Controller	—	6,667	42,535
Tiffany Hayden	Vice President	—	6,667	42,535
Patrick Huvane	Executive Vice President - Business Development	—	6,667	42,535
Current executive officers, as a group		200,000	91,851	$956,341
Non-employee directors, as a group		—	31,063	195,049
All employees and other service providers, as a group		—	6,667	42,535
(1)	Weighted average exercise price is $7.02 per share and weighted average contractual term is 5.0 years
(2)	Represents grant date fair value of awards, as determined in accordance with ASC Topic 718

Certain U.S Federal Income Tax Consequences of Awards

The following is a general summary of the U.S. federal income tax consequences of awards under the Amended 2021 Plan to the Company and to participants in the Amended 2021 Plan who are citizens or residents of the United States for U.S. federal tax purposes. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws. Recipients of awards are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their awards.

Incentive Stock Options

No income will be recognized by a participant for United States federal income tax purposes upon the grant or exercise of an incentive stock option ("ISO") under the Amended 2021 Plan. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the ISO, the participant generally will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

Nonqualified Stock Options

No income is expected to be recognized by a participant for United States federal income tax purposes upon the grant of a non-qualified stock option ("NQSO"). Upon exercise of a NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a NQSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant's employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NQSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights

There are expected to be no United States federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock

If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for United States federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for United States federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b) of the Code. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for United States federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.

Restricted Stock Units or Performance Awards or Units

There generally will be no United States federal income tax consequences to either the participant or the employer upon the grant of RSUs, performance awards or units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the awards in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Dividend Equivalents

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any common stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Tax Withholding

Each participant must pay the Company or a subsidiary, as applicable, or make provision satisfactory to the plan administrator for payment of any taxes required by applicable law to be withheld in connection with awards granted under the Amended 2021 Plan.  At the Company’s discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation may be satisfied by one or more of the following methods: (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant; (ii) accepting a payment from the participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a subsidiary, as applicable; (iii) accepting the delivery of shares, including shares delivered by attestation; (iv) retaining shares otherwise deliverable under an award, (v) selling shares issued pursuant to an award, either voluntarily by the participant or mandatorily by the Company; or (vi) any other lawful consideration permitted by the plan administrator.

Limitation on the Employer’s Compensation Deduction

Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Excess Parachute Payments

Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Amended 2021 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Section 409A of the Code

Certain types of awards under the Amended 2021 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended 2021 Plan and awards granted under the Amended 2021 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended 2021 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. However, the Company will have no obligation to avoid the taxes, penalties or interest under Section 409A of the Code with respect to any award and will have no liability to any participant or any other person if any award, compensation or other benefits under the Amended 2021 Plan are determined to constitute noncompliant "nonqualified deferred compensation" subject to taxes, penalties or interest under Section 409A of the Code.

Registration Statement

We intend to file with the SEC a registration statement on Form S-8 covering some or all the shares of common stock issuable under the Amended 2021 Plan after approval of the Amended 2021 Plan by our stockholders.

AUDIT-RELATED MATTERS

Proposal 6	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has sole authority to retain, with stockholder ratification, the Company's independent registered public accounting firm. The Audit Committee oversees the firm's work with respect to the annual audit of the Company's consolidated financial statements and approves all audit engagement fees and terms.

The Audit Committee has appointed PKF O'Connor Davies, LLP ("PKF") to audit the Company's consolidated financial statements for the year ending December 31, 2026 and to render other professional services as required. PKF has served as the Company's independent registered public accounting firm since 2023. The Audit Committee and the Board of Directors believe that continued retention of PKF as the independent registered public accounting firm is in the best interests of the Company and its stockholders. As such, the Audit Committee is submitting the appointment of PKF to stockholders for ratification. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent public accounting firm.

Representatives of PKF are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

Vote Required

Proposal 6 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Because brokers have discretionary authority to vote on the ratification of the appointment of PKF, we do not expect any broker non-votes in connection with this proposal.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR ratification of the appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees billed by the Company's independent registered public accounting firms, PKF and RSM US LLP ("RSM"), for audit services related to the most recent two fiscal years, and for other professional services incurred in the most recent two fiscal years, were as follows:

	2025
	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees	All Other Fees	Total
PKF O'Connor Davies, LLP	$128,183	$—	$—	$—	$128,183
RSM US LLP	—	—	—	—	—
Total	$128,183	$—	$—	$—	$128,183

	2024
	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees	All Other Fees	Total
PKF O'Connor Davies, LLP	$170,985	$—	$—	$—	$170,985
RSM US LLP	42,000	—	—	—	42,000
Total	$212,985	$—	$—	$—	$212,985
(1)

Audit Fees. Audit fees consisted of fees for the audit of LGL Group's financial statements in the Company's annual report on Form 10-K and reviews of the Company's financial statements in the Company's quarterly reports on Form 10-Q.

(2)	Audited-Related Fees. Audit-related fees include assurance and related services that are traditionally performed by independent accountants.

RSM previously served as the Company's independent registered public accounting firm until April 26, 2023. In connection with RSM's consent to use their audit opinion for the year ended December 31, 2022 in our 2024 annual financial statements, RSM billed us $42,000.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company's independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence. For the years ended December 31, 2025 and 2024, all such services performed by, and fees paid to, PKF were approved in advance.

Report of the Audit Committee

The Audit Committee has:

•	Reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2025 with both management and PKF O'Connor Davies, LLP;
•

Received from, and discussed with, the Company's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") and the SEC;

•

Received from the Company's independent registered public accounting firm a formal written statement required by PCAOB Rule 3526, Communications with Audit Committees Concerning Independence, describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit committee concerning independence; and

Based on the review of the representations and information provided by management and PKF O'Connor Davies, LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Members of the Audit Committee:

Manjit Kalha, Chair
Kaan Aslansan
Darlene DeRemer
Herve Francois
Colin J. Kilrain

STOCKHOLDER PROPOSALS

Stockholder Proposals to be Included in the Proxy Statement

To submit a stockholder proposal to be considered for inclusion in LGL Group's Proxy Statement and form of proxy for the 2027 Annual Meeting of Stockholders ("2027 Annual Meeting") under SEC Rule 14a-8, you must send the proposal to our Corporate Secretary by mail (see page 61 for contact information). The Corporate Secretary must receive the proposal in writing by December 3, 2026, and otherwise comply with all requirements of the SEC for stockholder proposals. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s Proxy Statement, then the Company’s appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2027 Annual Meeting, if we do not have notice of a stockholder proposal on or before February 16, 2027, we will be permitted to use our discretionary voting authority as outlined above.

Stockholder Proposals Introduced at the 2027 Annual Meeting

To introduce a proposal for vote at the 2027 Annual Meeting (other than a stockholder proposal included in the Proxy Statement under SEC Rule 14a-8), LGL Group's By-Laws require that the stockholder's written notice has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices (see page 61 for contact information) no later than the close of business on the 90th day, which is February 11, 2027, nor earlier than the close of business on the 120th day, which is January 12, 2027, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Director Nominations at the 2027 Annual Meeting

Our By-Laws establish procedures for stockholder nominations for elections of directors at the 2027 Annual Meeting. Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, which is February 11, 2027, nor earlier than the close of business on the 120th day, which is January 12, 2027, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. The Board or chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date. For the 2027 Annual Meeting, that deadline is March 13, 2027.

ADDITIONAL INFORMATION

Transactions with Related Persons, Promoters and Certain Control Persons

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee and/or Related Party Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties. Such policy and procedures are set forth in a resolution of the Board.

Investment Activity with GAMCO Investors, Inc.

Certain cash equivalents and marketable securities held and invested in various mutual funds are managed or advised by GAMCO Investors, Inc. or one of its subsidiaries (collectively, "GAMCO" or the "Fund Manager"), which is related to the Company through certain of our stockholders. As of December 31, 2025 and 2024, the balance managed by the Fund Manager totaled $36.2 million and $34.2 million, respectively. For the years ended December 31, 2025 and 2024, fund management fees earned by the Fund Manager are anticipated to be approximately 8 of the asset balances under management on an annual basis. The brokerage and fund transactions in 2025 and 2024 were directed solely at the discretion of management, in consultation with the Related Party Committee concerning investments with related parties.

Transactions with M-tron Industries, Inc.

Transitional Administrative and Management Services Agreement

On August 19, 2022, LGL Group and MtronPTI entered into an Amended and Restated Transitional Administrative and Management Services Agreement, which sets out the terms for services to be provided between the two companies post-separation. The current terms result in a net monthly payment of $4,000 per month to MtronPTI.

Tax Indemnity and Sharing Agreement

LGL Group and MtronPTI entered into a Tax Indemnity and Sharing Agreement, which sets out the terms for which party would be responsible for taxes imposed on the Company if the Distribution, together with certain related transactions, were to fail to qualify as a tax-free transaction under Internal Revenue Code Sections 355 and 368(a)(1)(D) if such failure were the result of actions taken after the Distribution by the Company or MtronPTI.

Other

LGL Group and MtronPTI agreed to share salaries and benefits related to certain employees incurred by the Company and/or MtronPTI. For the year ended December 31, 2025, the Company reimbursed MtronPTI $41,000 of the salaries and benefits of certain employees, which represents 50% of those costs and were recorded in Engineering, selling and administrative on the Consolidated Statements of Operations. For the year ended December 31, 2024, MtronPTI reimbursed the Company $105,000 of the salaries and benefits of certain employees, which represents 50% of those costs and were recorded in Engineering, selling and administrative on the Consolidated Statements of Operations.

OWNERSHIP oF CERTAIN BENEFICIAL OWNERS and MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on March 31, 2026, by:
•	Each person who is known to us to beneficially own more than 5% of our common stock;
•	Each of our directors, Director Nominees and Named Executive Officers; and
•	All of our directors and executive officers, as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in the footnotes below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Except as otherwise set forth below, the address of each of the persons listed below is: The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares		%
5% Stockholders:
Mario J. Gabelli	1,363,687	(3)	20.9
Bard Associates, Inc.	528,506	(4)	8.1
Directors and Named Executive Officers:
Marc Gabelli	1,020,684	(5)	15.3
Jason D. Lamb (2)	100,000	(6)	1.5
Manjit Kalha	32,000		*
Linda Biles	18,820		*
Tiffany Hayden	10,000		*
Patrick Huvane	8,621		*
Kaan Aslansan	7,249		*
Darlene DeRemer	7,249		*
Herve Francois	7,249		*
Vice Admiral Colin J. Kilrain	2,067		*
All executive officers and directors as a group (10 persons)	1,213,939		18.6
*	Less than 1% of outstanding shares.
(1)

The applicable percentage of ownership for each beneficial owner is based on 6,540,435 shares of common stock outstanding as of March 31, 2026. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights.

(2)	Mr. Lamb was appointed Chief Executive Officer on January 5, 2026.
(3)

Includes (i) 711,161 shares of common stock owned directly by Mario J. Gabelli; and (ii) 572,324 shares owned by GGCP, Inc., of which Mario J. Gabelli is the Chief Executive Officer, a director and controlling shareholder; (iii) 50 shares owned by GAMCO Asset Management, Inc., of which Mario J. Gabelli is the Chief Executive Officer and Chief Investment Officer - Value Portfolios; and (iv) 80,152 shares owned by Gabelli Foundation, Inc., of which Mario J. Gabelli is the Chairman, Trustee, and Chief Investment Officer. Mario J. Gabelli disclaims beneficial ownership of the shares owned by GGCP, Inc. and GAMCO Asset Management, Inc., except to the extent of his pecuniary interest therein. Mario J. Gabelli's business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430.

(4)

Based on information disclosed in a Schedule 13G/A filed with the SEC on May 1, 2024, by Bard Associates, Inc. ("Bard") reporting beneficial ownership as of December 31, 2023. Item 4 to this Schedule 13G/A provides details as to the voting and investment power of Bard as well as the right to acquire LGL common stock within 60 days. All information provided with respect to this entity is based solely on information set forth in the Schedule 13G/A. LGL Group takes no responsibility therefore and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date. Bard's business address is 135 South LaSalle Street, Suite 3700, Chicago, Illinois 60603.

(5)

Includes (i) 146,381 shares of common stock owned directly by Marc Gabelli; (ii) 110,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 2026; and (iii) 764,303 shares held by Venator Merchant Fund, L.P. ("Venator Fund"). Venator Global, LLC ("Venator Global"), which is the sole general partner of Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund. Marc Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund. Marc Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.

(6)	Includes (i) 50,000 shares of common stock owned directly by Mr. Lamb; and (ii) 50,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our equity securities registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the reports filed during 2025 and/or written representations from the reporting persons, we believe that all reports required under Section 16(a) were timely filed during the fiscal year ended December 31, 2025, except as follows:

•	On March 31, 2025, a Form 4 for Mr. Gabelli reporting a grant of 2,308 restricted shares on March 25, 2025, was filed late due to an administrative delay by an external party.
•

On May 21, 2025, a Form 3 for Ms. Hayden, required in connection with her appointment as Vice President on April 7, 2025, was filed late as Ms. Hayden did not yet have EDGAR filing credentials (CIK number).

•

On September 2, 2025, a Form 3 for Vice Admiral Kilrain, required in connection with his appointment to the Board of Directors on April 16, 2025, was filed late due to an administrative delay resulting from the temporary unavailability of EDGAR filing credentials.

The filings above were the only late filings for each of those individuals. All filings were made promptly upon resolution of the issues stated above.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why did I receive this Proxy Statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on March 31, 2026, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting.

This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question "How do I vote?"

What is a proxy?

A proxy is a person who votes the shares of stock of another person. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief executive officer or our chief financial officer to vote your shares of common stock at the Annual Meeting as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the Annual Meeting.

Who can vote at the Annual Meeting?

Only common stockholders of record at the close of business on March 31, 2026, will be entitled to vote at the Annual Meeting. On the record date, there were 6,540,435 shares of common stock outstanding and entitled to vote.

Who is paying for this proxy solicitation?

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, proxy statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

What is householding?

We have adopted a procedure permitted by SEC rules that is commonly referred to as "householding." Under this procedure, a single proxy statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be "householding" our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

(407) 298-2000

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain an additional set of proxy materials?
All stockholders may write to us at the following address to request an additional copy of these materials:
The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our 2025 Annual Report on our website at www.lglgroup.com/annual-reports-and-proxy-statements.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record." If you are a stockholder of record, this Proxy Statement, our 2025 Annual Report and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. If you own shares held in street name, this Proxy Statement and our 2025 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

What am I voting on at the Annual Meeting?
You are voting on the following proposals:
1.	To elect six (6) Director Nominees to serve until the 2027 Annual Meeting of Stockholders (the "2027 Annual Meeting") and until their successors are duly elected and qualified;
2.	To approve the redomestication of LGL Group from Delaware to Nevada by Conversion;
3.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;
4.	To hold a non-binding advisory vote to determine the frequency with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers;
5.	To vote on the approval of the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan;
6.	To ratify the appointment of PKF O'Connor Davies, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote on these proposals?
Our Board recommends:
•

a vote FOR the election of each of Mr. Kaan Aslansan, Ms. Darlene DeRemer, Mr. Herve Francois, Mr. Marc Gabelli, Mr. Manjit Kalha, and Mr. Colin Kilrain to serve as directors until the next annual meeting;

•	a vote FOR the redomestication of The LGL Group, Inc. from the State of Delaware to the State of Nevada by Conversion;
•	a vote FOR the non-binding advisory resolution approving the compensation of the Company's Named Executive Officers as described in this proxy statement;
•	a vote FOR ONE (1) YEAR for the frequency of future votes on non-binding advisory resolutions to approve the compensation of the Company's Named Executive Officers;
•	a vote FOR the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan; and
•	a vote FOR ratification of the appointment of PKF O'Connor Davies, LLP as our independent registered public accounting firm.

How do I vote?
You may vote using any of the following methods:
•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•

By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet at www.proxyvote.com.

•	Attending the Annual Meeting. All stockholders of record may vote by attending the Annual Meeting.

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. To participate in the annual meeting, you will need the 16‐digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What can I do if I change my mind after I vote my shares?
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	Sending a written notice of revocation to our Corporate Secretary (see page 61 for contact information);
•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	Attending the Annual Meeting and voting.

Can my broker vote my shares for me without my instructions?

Brokers may not use discretionary authority to vote shares on the election of directors, the approval of the redomestication of the Company from Delaware to Nevada, the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers, the approval of a non-binding advisory resolution to determine the frequency with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers, or the approval of the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan; however, if they have not received instructions from their clients, they may vote either for or against the ratification of auditors. Please provide voting instructions on these proposals to your broker so your vote can be counted.

Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on the election of directors, the approval of the redomestication of the Company from Delaware to Nevada, the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers, the approval of a non-binding advisory resolution to determine the frequency with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers, or the approval of the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan. If your broker is not able to vote your shares, they will constitute "broker non-votes," which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

How many votes are required to approve each proposal and how are votes counted?
	How many votes are required for approval?	How are the director withhold votes treated?	How are abstentions treated?	How are broker non-votes handled?	How will signed proxies that do not specify voting preferences be treated?
Proposal 1 - Elect the Director Nominees	A plurality of votes cast	Withhold votes will not be counted as votes cast for purposes of the plurality voting standard	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the election of each of the Director Nominees
Proposal 2 - Approve the redomestication from Delaware to Nevada by Conversion	The affirmative vote of a majority of shares outstanding as of the record date	N/A	Abstentions will have the same effect as votes against the proposal	Broker non-votes will have the same effect as votes against the proposal	Shares will be voted "FOR" the proposal regarding the approval of the redomestication from Delaware to Nevada
Proposal 3 - Non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers	A majority of votes cast	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the proposal regarding the non-binding advisory resolution to approve compensation of the Company's Named Executive Officers
Proposal 4 - Non-binding advisory vote to determine the frequency of future advisory votes to approve the Company's Named Executive Officers	The frequency receiving a plurality of the votes cast will be approved	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted for every "ONE (1) YEAR" for the proposal regarding a non-binding advisory vote to determine the frequency of future non-binding advisory votes to approve the Company's Named Executive Officers
Proposal 5 - Approve the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan	A majority of votes cast	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the proposal to approve the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan
Proposal 6 - Ratify appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm	A majority of votes cast	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	Shares will be voted "FOR" the ratification of the appointment of PKF O'Connor Davies, LLP as our independent registered public accounting firm

How many votes do I have?
You are entitled to one vote for each share of common stock that you hold. As of March 31, 2026, the record date, there were 6,540,435 shares of common stock outstanding.

Is cumulative voting permitted for the election of directors?
We do not use cumulative voting for the election of directors.

What happens if a Director Nominee does not stand for election?

If for any reason any Director Nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the Director Nominees will not stand for election.

What happens if additional matters are presented at the Annual Meeting?

Other than the six (6) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Patrick Huvane and Tiffany Hayden, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

There must be a quorum present in order for the business to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 3,270,218 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

How can I attend the Annual Meeting?

The Annual Meeting will be held in person at the Harvard Club of New York City, located at 35 West 44th Street, New York, New York 10036, on Tuesday, May 12, 2026, at 8:30 a.m. ET.

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on March 31, 2026, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 31, 2026, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 8:30 a.m. ET. Please allow time for the check-in procedures.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received by 11:59 p.m. on May 11, 2026 (the night before the Annual Meeting).

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?
The following information is available in print to any stockholder who requests it and is also available on the Company’s website at www.lglgroup.com/corporate-governance:
•	Certificate of Incorporation of The LGL Group, Inc.
•	The LGL Group, Inc. By-Laws, as amended
•	The charters of the following committees of the Board: the Audit Committee, the Compensation Committee and the Nominating Committee
•	Corporate Governance Guidelines
•	Our Business Conduct Policy
•	Our Human Trafficking Policy

How may I obtain the Company’s 2025 Annual Report on Form 10-K and other financial information?

A copy of our Annual Report on Form 10-K for the year ending December 31, 2025 ("2025 Form 10-K") is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2025 Form 10-K and other financial information by contacting us at:

The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2025 Form 10-K at www.lglgroup.com/annual-reports-and-proxy-statements.

We will also furnish any exhibit to our 2025 Form 10-K if specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC's website, www.sec.gov, and on our website at www.lglgroup.com/sec-filings.

What if I have questions for the Company’s transfer agent?

Please contact our transfer agent, Computershare Trust Company, N.A., at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Regular delivery:	P.O. Box 43078 Providence, RI 02940-3078
Overnight:	150 Royall Street, Suite 101 Canton, MA 02021

Toll Free Number:	(877) 868-8027
TDD Hearing Impaired:	(800) 952-9245
Foreign Stockholders:	(201) 680-6578
TDD Foreign Stockholders:	(781) 575-4592

Who can help answer my questions?
If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

ANNEX A - PLAN OF CONVERSION

PLAN OF CONVERSION

OF

THE LGL GROUP, INC.,

A DELAWARE CORPORATION,

TO

THE LGL GROUP, INC.,

A NEVADA CORPORATION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of The LGL Group, Inc., a Delaware corporation (the “Delaware Corporation”), to LGL Group, Inc., a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Chapters 78 and 92A of the Nevada Revised Statutes (as amended, the “NRS”).

RECITALS

A. The Delaware Corporation was incorporated on July 12, 2007.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Section 92A.195 of the NRS, the Delaware Corporation will be converted to the Nevada Corporation.

C. The Board of Directors of the Delaware Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Nevada Articles of Incorporation and the Nevada Bylaws, the Delaware Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below).

D. The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Nevada Articles of Incorporation and the Nevada Bylaws, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

E. In connection with the Conversion, at the Effective Time (as hereinafter defined), each validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Common Stock”) that is issued and outstanding or held in treasury immediately prior to the Effective Time shall be converted into one share of validly issued and nonassessable share of Common Stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Common Stock”) of the Nevada Corporation.

F. The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1 Conversion. At the Effective Time (as hereinafter defined), the following shall occur (collectively, the “Conversion”): the Delaware Corporation will be converted into the Nevada Corporation, pursuant to and in accordance with, the provisions of this Plan and Section 266 of the DGCL and Section 92A.195 of the NRS, whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada and shall be governed by the Nevada Governing Documents (as defined below).

1.2 Conversion Filings. The Delaware Corporation shall cause a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) to be properly executed and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall cause (i) articles of conversion in the form attached hereto as Exhibit B (the “Nevada Articles of Conversion”) and (ii) the articles of incorporation of the Nevada Corporation in the form attached hereto as Exhibit C (the “Nevada Articles of Incorporation”) to be properly executed and filed with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”), and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3 Approval. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, and the other documents and transactions contemplated by this Plan, including the Nevada Articles of Incorporation and Nevada Bylaws, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

1.4 Effective Time. The Conversion will become effective (a) upon the later of the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the filing of the Nevada Articles of Conversion and Nevada Articles of Incorporation with the Nevada Secretary of State or (b) at a such later time (if any) as may be specified in the Delaware Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).

ARTICLE II

ORGANIZATION

2.1 Nevada Governing Documents. At the Effective Time, the Nevada Articles of Incorporation and the Bylaws of the Nevada Corporation (the “Nevada Bylaws” in the form attached hereto as Exhibit D (together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation, the Nevada Corporation, or any stockholders thereof, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the States of Delaware and Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if such debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.

3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation, the Nevada Corporation, or any stockholders thereof, each share of Delaware Common Stock that is issued and outstanding or held in treasury immediately prior to the Effective Time shall automatically be converted into one share of Nevada Common Stock.

3.3 Effect on Stock Certificates. All of the outstanding certificates representing shares of Delaware Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Nevada Common Stock.

3.4 Conversion of Warrants and Other Securities. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation, the Nevada Corporation, the stockholders thereof or any other person, any warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, shares of Delaware Common Stock that is outstanding immediately prior to the Effective time, shall automatically become and constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for the same amount of shares of Nevada Common Stock as the holder of such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right would have been entitled to receive had such holder exercised or converted such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right in full immediately prior to the Effective Time (not taking into account whether such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions.

3.5 Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation, the Nevada Corporation, or any stockholder thereof, each employee benefit plan, equity incentive plan or other similar plan to which the Delaware Corporation is a party shall continue to be a plan of the Nevada Corporation.

ARTICLE IV

MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation, by action of the Board, may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan if, in the opinion of the Board of the Delaware Corporation, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

4.5 Severability. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

ANNEX B - NEVADA ARTICLES OF INCORPORATION

ARTICLES OF INCORPORATION

OF

THE LGL GROUP, INC.

The following provisions are hereby incorporated into the Nevada Secretary of State Form NRS 78 - Articles of Incorporation Domestic Corporation of THE LGL GROUP, INC., a Nevada corporation (the “Form Articles of Incorporation”).  The Form Articles of Incorporation and the following provisions, each as may be subsequently amended, restated, amended and restated, or otherwise modified from time to time in accordance with Article ELEVENTH below and applicable law, are referred to herein collectively as these “Articles of Incorporation”).

FIRST: The name of the corporation is “The LGL Group, Inc.” (hereinafter sometimes referred to as the “Corporation”).

SECOND: The address of the registered office of the Corporation and the name of the registered agent of the Corporation in the State of Nevada at such address are set forth in the Form Articles of Incorporation. The Corporation may change its registered agent or office in the State of Nevada from time to time by resolutions adopted by the Board of Directors (“Board”) and making the appropriate filing with Secretary of State of the State of Nevada in the manner provided by applicable law.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which a corporation may be organized under the NRS.

FOURTH: The Corporation is authorized to issue only one class of stock to be designated “Common Stock.”  The total number of shares of Common Stock that the Corporation is authorized to issue is 30,000,000, each having a par value of $0.001 per share.

FIFTH:

A. The number of members of the entire Board shall be fixed, from time to time, exclusively by the Board, in accordance with the bylaws of the Corporation (as amended from time to time in accordance with the provisions hereof and thereof, the “Bylaws”).

B. The number of directors shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board. Except as the NRS may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. Directors may be removed from office at any time, with or without cause, by the affirmative vote of two-thirds of the holders of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the Bylaws so provide.

B. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board is expressly authorized to make, alter and repeal the Bylaws without the consent of the stockholders in any manner not inconsistent with the laws of the State of Nevada or these Articles of Incorporation. Notwithstanding anything to the contrary contained in these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, the stockholders may adopt, amend, alter or repeal the Bylaws only with the affirmative vote of a majority of the holders of the voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

D. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is required by applicable law, shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

E. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of Nevada and of these Articles of Incorporation.

SEVENTH:

A. A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the NRS, as it presently exists or may hereafter be amended from time to time. If the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. Neither the repeal or modification of this paragraph A nor, to the fullest extent permitted by the NRS, any modification of law shall adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by the NRS, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

C. The rights to indemnification and advancement of expenses conferred in this Article Seventh of these Articles of Incorporation shall neither be exclusive of, nor be deemed in limitation of, any rights to which any person may otherwise be or become entitled or permitted under these Articles of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

D. Any repeal or modification of this Article Seventh shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 78.635 of the NRS or on the application of trustees in dissolution, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

NINTH:

A. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Eighth Judicial District Court of the State of Nevada, located in Clark County (the “Designated Nevada Court”), shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director, officer, stockholder, employee, or agent of the Corporation arising out of or relating to any provision of the NRS, Articles of Incorporation , or the Bylaws, or (iv) any action asserting a claim against the Corporation or any director, officer, stockholder, employee, or agent of the Corporation governed by the internal affairs doctrine of the State of Nevada; provided, however, that in the event that the Eighth Judicial District Court of the State of Nevada lacks subject matter jurisdiction over any such action or proceeding, including in the event claims are brought under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Nevada, in each such case, unless the Eighth Judicial District Court of the State of Nevada (or such other state or federal court located within the State of Nevada, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Ninth. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article Ninth with respect to any current or future actions or claims.

B. If any action the subject matter of which is within the scope of paragraph A immediately above is filed in a court other than a court located within the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Nevada in connection with any action brought in any such court to enforce paragraph A immediately above (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C. To the fullest extent permitted by the NRS and not inconsistent with any applicable laws of the United States, any and all internal actions (as defined in NRS 78.046) to be tried in the Designated Nevada Court or any other court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. The foregoing requirement, upon and during its effectiveness, shall conclusively operate as a waiver of the right of trial by jury by each party to any internal action to which such requirement applies.

D. If any provision or provisions of this Article Ninth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Ninth (including, without limitation, each portion of any sentence of this Article Ninth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Ninth.

TENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of these Articles of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ELEVENTH: The Corporation reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by these Articles of Incorporation and the NRS, and all rights, preferences and privileges herein conferred upon stockholders of the Corporation by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article Eleventh. Notwithstanding any other provisions of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any other vote that may be required by law, applicable stock exchange rule, the stockholders may amend, alter, or repeal, or adopt any provision inconsistent with, any provision of Article Fifth, Sixth or Eleventh of these Articles of Incorporation only with the affirmative vote of a majority of the holders of the voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

TWELFTH:

A. Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes relating to acquisitions of controlling interests in the Corporation, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

B. The Corporation is hereby specifically allowed to make any distribution to the stockholders of the Corporation that would otherwise be prohibited by the provision of NRS 78.288(2)(b).

THIRTEENTH: Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

FOURTEENTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Nevada, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors.

FIFTEENTH:

A. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (i) these Articles of Incorporation, (ii) the Bylaws and (iii) any amendment to these Articles of Incorporation or the Bylaws enacted or adopted in accordance with these Articles of Incorporation, the Bylaws and applicable law.

B. If any provision of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any paragraph of the Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of the Articles of Incorporation (including, without limitation, each such portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed (a) so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or (b) for the benefit of the Corporation to the fullest extent permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Incorporation to be signed by its Chief Executive Officer, as of the [___] day of [______], 2026.

THE LGL GROUP, INC.

By:	/s/
Name:
Title:

ANNEX C - NEVADA BYLAWS

BYLAWS

OF

THE LGL GROUP, INC.

ARTICLE I

OFFICES

1.1 Principal Office; Registered Agent & Office. The principal office The LGL Group, Inc., a Nevada corporation (the “Corporation”) shall be at such place, within or without the State of Nevada, as may be established from time to time by the corporation’s board of directors (the “Board of Directors”). The Corporation’s registered agent and registered office in the State of Nevada shall be as set forth in the Corporation’s Articles of Incorporation (as may be amended from time to time, the “Articles of Incorporation”) or in other appropriate filing with the Nevada Secretary of State. The Board of Directors may change the Corporation’s registered agent or office in the State of Nevada from time to time by making the appropriate filing with Secretary of State of the State of Nevada pursuant to the Nevada Revised Statutes (as amended from time to time, the “NRS”)

1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings. All meetings of the stockholders shall be held at such time and place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320(4) of the NRS. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 Annual Meetings.

(a) The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these Bylaws (the “Bylaws”).

(b) Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the annual meeting.

(c) To be properly brought before the annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

2.3 Special Meetings.

(a) Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may only be called by the chairperson of the Board of Directors, the chief executive officer of the Corporation, the president of the Corporation or the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.

(b) Unless otherwise provided by law, written notice of a special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote at such meeting, not less than ten (10) or more than sixty (60) days before the date fixed for the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.4 Quorum. The holders of one-third of the voting power entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

2.5 Organization.

(a) The Chairperson of the Board of Directors shall act as chairperson of meetings of the stockholders. The Board of Directors may designate any other officer or director of the Corporation to act as chairperson of any meeting in the absence of the Chairperson of the Board of Directors, and the Board of Directors may further provide for determining who shall act as chairperson of any stockholders meeting in the absence of the Chairperson of the Board of Directors and such designee.

(b) The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary the presiding officer may appoint any other person to act as secretary of any meeting.

2.6 Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.8 of these Bylaws, subject to Section 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 78.365 (relating to voting trusts and other voting agreements) of the NRS. Except as may be otherwise provided in the Articles of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Except as otherwise provided by law, the Articles of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange, in all matters other than the election of directors, an act of the stockholders shall be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Except as otherwise required by law, the Articles of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the Articles of Incorporation, these Bylaws, or the rules and regulations of any applicable stock exchange.

2.7 Stockholder Action by Written Consent. Unless otherwise provided in the Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote,  if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

2.8 Voting List. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 78.350 of the NRS and this Section 2.8 at the adjourned meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.9 Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.8 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

2.10 Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the person(s) who called the meeting or the Chairperson of the meeting, or by the vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by duly authorized proxy at the meeting and entitled to vote thereon.  When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.  The record date for determining the stockholders of record entitled to notice of and to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for any adjourned or postponed meeting and the Board of Directors must fix a new record date for any such adjourned or postponed meeting if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.  If a new record date for an adjourned or postponed meeting is fixed by the Board of Directors, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date. If after the adjournment or postponement a new record date for determination of stockholders entitled to vote is fixed for the adjourned or postponed meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned or postponed meeting to each stockholder of record as of the new record date so fixed for notice of such adjourned or postponed meeting.

2.11 Ratification. Any transaction questioned in any stockholders’ derivative suit, or any other suit to enforce alleged rights of the Corporation or any of its stockholders, on the ground of lack of authority, defective or irregular execution, adverse interest of any director, officer or stockholder, nondisclosure, miscomputation or the application of improper principles or practices of accounting may be approved, ratified and confirmed before or after judgment by the Board of Directors or by the holders of Common Stock and, if so approved, ratified or confirmed, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said approval, ratification or confirmation shall be binding upon the Corporation and all of its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

2.12 Inspectors. The election of directors and any other vote by ballot at any meeting of the stockholders shall be supervised by at least one inspector. Such inspector(s) shall be appointed by the Board of Directors in advance of the meeting. If the inspector(s) so appointed shall refuse to serve or shall not be present, such appointment shall be made by the officer presiding at the meeting.

2.13 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period not exceeding seven years. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 78.355 of the NRS. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

ARTICLE III

DIRECTORS

3.1 Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Articles of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than one (1). The exact number of directors shall be fixed from time to time, within the limits specified in this Section 3.1 or in the Articles of Incorporation, by the Board of Directors. Directors need not be stockholders of the Corporation.

3.2 Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders or until such director’s earlier resignation, removal from office, death or incapacity. Unless otherwise provided in the Articles of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting of stockholders, and until his successor shall be elected and qualified, or until such director’s earlier resignation, removal from office, death or incapacity.

3.3 Nominations. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3.3. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

3.4 Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Nevada. The first meeting of each newly elected Board of Directors shall be held immediately after and at the same place as the meeting of the stockholders at which it is elected and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairperson or a majority of the entire Board of Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile, telegram or e-mail on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

3.5 Quorum. Except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.6 Organization of Meetings.

(a) The Board of Directors shall elect one of its members to be Chairperson of the Board of Directors. The Chairperson of the Board of Directors shall lead the Board of Directors in fulfilling its responsibilities as set forth in these Bylaws, including its responsibility to oversee the performance of the Corporation, and shall determine the agenda and perform all other duties and exercise all other powers which are or from time to time may be delegated to him or her by the Board of Directors.

(b) Meetings of the Board of Directors shall be presided over by the Chairperson of the Board of Directors, or in his or her absence, by the President, or in the absence of the Chairperson of the Board of Directors and the President by such other person as the Board of Directors may designate or the members present may select.

3.7 Actions of Board of Directors Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filled with the minutes of proceedings of the Board of Directors or committee.

3.8 Removal of Directors by Stockholders. Except as provided in the Articles of Incorporation, the entire Board of Directors or any individual Director may be removed from office with or without cause by a vote of the holders of not less than two-thirds of the voting power then entitled to vote at an election of directors.

3.9 Resignations. Any Director may resign at any time by submitting his written resignation to the Board of Directors or Secretary of the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

3.10 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by law and in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the Bylaws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or other distribution or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.11 Compensation. The Board of Directors shall have the authority to fix the compensation of directors. Without limiting the foregoing, the directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board or any committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for service as director or committee member, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Directors who are full-time employees of the Corporation shall not receive any compensation for their service as director.

3.12 Interested Directors. Restrictions on transactions involving interested directors or officers of the Corporation shall be governed by NRS 78.140.

3.13 Meetings by Means of Electronic Communications. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors, or committee thereof, through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to: (i) verify the identity of each person participating through such means as a director or member of the committee, as applicable; and (ii) provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as applicable, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

ARTICLE IV

OFFICERS

4.1 General. The officers of the Corporation shall be elected by the Board of Directors and may consist of: a Chairperson of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer. The Corporation shall have, at a minimum, a President, a Secretary, and a Treasurer, or the qualified equivalent thereof. The Board of Directors, in its discretion, may also elect one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers, a Controller and or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Articles of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation, nor need such officers be directors of the Corporation.

4.2 Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors ; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this ARTICLE IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

4.3 Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

4.4 Chief Executive Officer. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer, if any, shall have ultimate authority for decisions relating to the general management and control of the affairs and business of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.

4.5 President. At the request of the Chief Executive Officer, or in the absence of the Chief Executive Officer, or in the event of his or her inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office. The President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.

4.6 Chief Financial Officer. The Chief Financial Officer, if any, shall have general supervision, direction and control of the financial affairs of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer’s signature is required.

4.7 Vice Presidents. At the request of the President or in the absence of the President, or in the event of his or her inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of such officer to act, shall perform the duties of such office, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.

4.8 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, then any Assistant Secretary shall perform such actions. If there be no Assistant Secretary, then the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

4.9 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.10 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.11 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.12 Controller. The Controller, if any, shall establish and maintain the accounting records of the Corporation in accordance with generally accepted accounting principles applied on a consistent basis, maintain proper internal control of the assets of the Corporation and shall perform such other duties as the Board of Directors, the President or any Vice President of the Corporation may prescribe.

4.13 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

4.14 Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

4.15 Resignations. Any officer may resign at any time by submitting his written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

4.16 Removal. Subject to the provisions of any employment agreement approved by the Board of Directors, any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

ARTICLE V

CAPITAL STOCK

5.1 Form of Certificates. The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be in uncertificated form. Stock certificates shall be in such forms as the Board of Directors may prescribe and signed by the Chairperson of the Board, President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.

5.2 Signatures. Any or all of the signatures on a stock certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

5.3 Lost Certificates. The Board of Directors may direct a new stock certificate or certificates to be issued in place of any stock certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new stock certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

5.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of certificated stock shall be made on the books of the Corporation only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person’s attorney lawfully constituted in writing and written instruction to the Corporation containing such information as the Corporation or its agents may prescribe. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. The Corporation shall have no duty to inquire into adverse claims with respect to any stock transfer unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate, in the case of certificated stock, or entry in the stock record books of the Corporation, in the case of uncertificated stock, and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, Bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Corporation.

5.5 Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than ten (10) days after the date upon which the resolution fixing the record date of action with a meeting is adopted by the Board of Directors, nor more than sixty (60) days prior to any other action. If no record date is fixed:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent is delivered to the Corporation.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting as set forth below.

5.6 Registered Stockholders. Prior to due presentment for transfer of any share or shares, the Corporation shall treat the registered owner thereof as the person exclusively entitled to vote, to receive notifications and to all other benefits of ownership with respect to such share or shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE VI

NOTICES

6.1 Form of Notice. Notices to directors and stockholders other than notices to directors of special meetings of the board of Directors which may be given by any means stated in Section 3.4, shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by any means of electronic transmission.

6.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or the Articles of Incorporation or by these Bylaws of the Corporation, a written waiver, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular, or special meeting of the stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice unless so required by the Articles of Incorporation.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

7.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VII, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while a director of the Corporation or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

7.2 Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VII, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such Proceeding was brought or another court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

7.3 Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 7.1 or Section 7.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

7.4 Indemnification of Others; Advance Payment to Others. Subject to the other provisions of this Article VII, the Corporation shall have power to advance expenses to and indemnify its employees and its agents, or any other persons, to the extent not prohibited by the NRS or other applicable law. The Board of Directors shall have the power to delegate the determination of whether employees or agents shall be indemnified or receive an advancement of expenses to such person or persons as the Board of Directors determines.

7.5 Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VII or the NRS. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these Bylaws, but shall apply to any Proceeding referenced in Section 7.6(ii) or 7.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

7.6 Limitation of Indemnification. Subject to the requirements in Section 7.3 and the NRS, the Corporation shall not be obligated to indemnify any person pursuant to this Article VII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 7.7 or (d) otherwise required by applicable law; or

(v) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

7.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

7.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any statute, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.

7.9 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the NRS.

7.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article VII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.11 Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

7.12 Certain Definitions. For purposes of this Article VII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan (excluding any “parachute payments” within the meanings of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended); and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

ARTICLE VIII

GENERAL PROVISIONS

8.1 Reliance on Books and Records. Each Director, each member of any committee designated by the Board of Directors, and each officer of the Corporation, shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

8.2 Maintenance and Inspection of Records.

(a) The Corporation shall, either at its principal office or with its custodian of records whose name and street address are available at the Corporation’s registered office: (i) a copy certified by the Secretary of State of its articles of incorporation, and all amendments thereto; (ii) a copy certified by an officer of the Corporation of these Bylaws and all amendments thereto; and (iii) a stock ledger or a duplicate stock ledger, revised annually not later than 60 days after the date by which an annual list is required to be filed pursuant to NRS 78.150, containing only the names, alphabetically arranged, of all persons who are stockholders of record of the Corporation, showing their places of residence, if known, and the number of shares held by them respectively. The Corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares, or any other information concerning any person having an interest in the Corporation, except for the stock ledger or duplicate stock ledger required by this subsection.

(b) Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the NRS. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

(c) Any person who has been a stockholder of record of the Corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand, including the affidavit required by the NRS, is entitled to inspect in person or by agent or attorney, during usual business hours, the records required by subsection 8.2(a)  and make copies therefrom.

8.3 Inspection by Directors. Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

8.4 Distributions to Stockholders. Subject to the provisions of the Articles of Incorporation, if any, distributions upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, pursuant to and in accordance with applicable law.

8.5 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other persons as the Board of Directors may from time to time designate.

8.6 Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors. If the Board of Directors shall fail to do so, the President shall fix the fiscal year.

8.7 Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

8.8 Amendments. Subject to any limitations in the Articles of Incorporation, the original or other Bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon at any regular or special meeting or, if the Articles of Incorporation so provides, by the Board of Directors. The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power nor limit their power to adopt, amend or repeal Bylaws, subject to any limitations in the Articles of Incorporation.

8.9 Interpretation of Bylaws. All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the NRS.

ANNEX D - AMENDED AND RESTATED THE LGL GROUP, INC. 2021 INCENTIVE PLAN

The LGL Group, Inc.

2021 Incentive Plan
(Amended and Restated as of [●], 2026)

Article 1

Establishment and Purpose

1.1 Establishment and Purpose. The LGL Group, Inc. (the “Company”), established The LGL Group, Inc. 2021 Incentive Plan (the “Plan”) on October 15, 2021, subject to stockholder approval of the Plan, which occurred at the 2021 Annual Meeting of Stockholders held on December 28, 2021 (the “Effective Date”).  The Plan is hereby amended and restated in its entirety, as set forth herein, effective on the date that the amendment and restatement is approved by the stockholders of the Company at the 2026 Annual Meeting of Stockholders (the “Restatement Date”).

1.2 Purpose of the Plan. The purposes of the Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of stockholders of the Company; and (c) promote the success of the Company’s business.

1.3 Purpose of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate at the end of the day immediately preceding the tenth (10th) anniversary of the Restatement Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

2.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Award” means, individually or collectively, a grant or award under this Plan of Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards, Other Stock-Based Awards, Dividend Equivalent Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

2.4 “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

2.5 “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Company’s Board of Directors.

2.7 “Cause” means, except as otherwise defined in an Award Agreement, a Participant’s:  (a) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (b) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (c) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (e) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (d) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (e) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights.  Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8 “Change in Control” shall be deemed to have occurred if:

(a) any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) during any annual period, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, provided that this does not apply to a Director whose initial assumption of office during the lookback period is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company;

(c) the consummation of a merger or consolidation of the Company with any other business entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(d) the complete liquidation of the Company; or

(e) consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s organization or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

2.10 “Committee” has the meaning set forth in Section 3.1.

2.11 “Company” has the meaning set forth in Section 1.1, including any successor thereto.

2.12 “Consultant” means any individual or entity who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

2.14 “Director” means a member of the Board.

2.15 “Disability” means, unless otherwise determined by the Committee or determined in the applicable Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code. Notwithstanding the above, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.16 “Dividend Equivalent” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

2.19 “Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.22 “Fair Market Value” or “FMV” means, as of any date, unless otherwise determined by the Committee or determined in an applicable Award Agreement, the value of Stock determined as follows:

(a) If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation, The New York Stock Exchange American (“NYSE”), its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) In the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties.  Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert); or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.23 “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.24 “Insider” means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.25 “Non-Employee Director” means a member of the Board who is not an Employee of the Company.

2.26 “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.27 “Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

2.28 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 9.

2.29 “Participant” means an Eligible Person to whom an Award is granted under the Plan or, if applicable, such other person who holds an outstanding Award.

2.30 “Performance Goal” means any goals established by the Committee pursuant to an Award, which may be based on the attainment of specified levels of one or more of the following:  (i) earnings per share; (ii) sales; (iii) operating income; (iv) gross income; (v) basic or adjusted net income (before or after taxes); (vi) cash flow; (vii) gross profit; (viii) gross or operating margin; (ix) working capital; (x) earnings before interest and taxes; (xi) earnings before interest, tax, depreciation and amortization; (xii) return measures, including return on invested capital, sales, assets, or equity; (xiii) revenues; (xiv) market share; (xv) the price or increase in price of Stock; (xvi) total shareholder return; (xvii) economic value created or added; (xviii) expense reduction; (xix) implementation or completion of critical projects, including acquisitions, divestitures, and other strategic objectives, including market penetration and product development; (xx) specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long‑term or short‑term public or private debt or other similar financial obligations of the Company; or (xxi) any other metric that may be determined by the Committee.  Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.  The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j), unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to common stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results. The Committee may adjust upwards or downwards the amount payable pursuant to such performance-based Award, and the Committee shall certify the amount of any such Award for the applicable performance period before payment is made.

2.31 “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.

2.32 “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

2.33 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the Committee after taking into account Applicable Law, but excluding any third-party financial institutions.

2.34 “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.35 “Plan” means this The LGL Group, Inc. 2021 Incentive Plan, as amended and restated and set forth herein, and as it may be further amended, or amended and restated, from time to time.

2.36 “Restatement Date” has the meaning set forth in Section 1.1.

2.37 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 8 as to which the Restriction Period has not lapsed.

2.38 “Restricted Stock Unit” means an Award granted pursuant to Section 8.9 as to which the Restriction Period has not lapsed.

2.39 “Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.40 “Securities Act” means the Securities Act of 1933, as amended.

2.41 “Share” means a share of Stock of the Company.

2.42 “Stock” means the common stock of the Company, par value $0.01 per share.

2.43 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive an amount payable in cash or Shares equal to the excess of (a) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (b) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.44 “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

2.45 “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 424(d) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

2.46 “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.47 “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1 The Committee. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is (a) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (b) an “independent director” under the rules of the NYSE (or any similar rule or listing requirement that may be applicable to the Company from time to time); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing:  (a) the full Board, acting by a majority of its members in office or by designation to a Committee, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 3.4. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

3.2 Authority of the Committee. Subject to the general purposes, terms and conditions of this Plan and Applicable Law, and to the direction of the Board, the Committee shall have complete control over the administration of the Plan and shall have full authority to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (i) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), provided, however, that any accelerated vesting is subject to stockholder approval, (ii) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (iii) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (i) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (ii) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (iii) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

3.3 Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals:  (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

3.5 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4

Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 2,500,000 Shares (the “Share Limit”) (consisting of 1,000,000 Shares initially approved by the stockholders of the Company on the Effective Date, and an additional 1,500,000 Shares that were approved by the stockholders of the Company pursuant to this amendment and restatement on the Restatement Date), all of which may be granted as Incentive Stock Options. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.

4.2 Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c) In the event that withholding tax liabilities arising from a full-value Award (i.e., an award other than an Option or SAR) or, after the Effective Date, arising from a full-value award under the Prior Plan, are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added back to the Share Limit. Notwithstanding anything to the contrary contained herein, shares subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an Option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or SAR; (iii) shares covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the SAR; or (iv) shares purchased on the open market with Option proceeds.

4.3 Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and Stock Appreciation Rights and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Stock Appreciation Rights, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee shall also adjust the Share Limit accordingly. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

4.4 Limitation on Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount of cash that may become payable to an Eligible Person in either case as compensation for services as a Non-Employee Director during any calendar year shall not exceed $750,000. The Committee may make exceptions to this limit for Non-Employee Directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

Article 5

Eligibility and Participation

5.1 Eligibility and Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

5.2 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a) Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

(b) Exercise Period. Unless a shorter period is otherwise provided by the Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its grant or on the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement  undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.

(c) Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, the Committee may determine the Exercise Price for a substitute Award, provided such Exercise Price does not violate applicable law (including, but not limited to, Section 409A of the Code).

(d) Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2 Limitations on Incentive Stock Options. In addition to the general requirements of Article 6, the terms of any Incentive Stock Option (“ISO”) granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a) ISO Eligibility. ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Restatement Date.

(b) ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) ISO Expiration. An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii) Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

(iii) One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d) Ten Percent Owners. In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and, unless a shorter period is otherwise provided by the Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its grant date.

(e) Notification of Disposition.  If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g) Failure to Meet ISO Requirements. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3 Exercise of Options.

(a) Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours the NYSE is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b) An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

6.4 Termination of Employment. Unless otherwise provided by the Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a) Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, no more than one (1) year from such date of Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited.

(b) Involuntary Termination Without Cause. If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c) Voluntary Termination. If a Participant’s Termination of Employment is voluntary (other than a voluntary termination described in Section 6.4(d)), all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d) Termination for Cause. If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e) Other Terms and Conditions. A Participant holding an Option is not eligible to receive dividends or Dividend Equivalents. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall be materially adverse to the Participant.

6.5 Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid.  Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a) cash or certified or bank check;

(b) delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c) if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker:  (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d) at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e) any combination of the foregoing methods.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

Article 7

Stock Appreciation Rights

7.1 Grant of SARs. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be.

7.2 Exercise Price. The exercise price per Share covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.

7.3 Term. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement  undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such SAR at the date the initial term would otherwise expire is above the Fair Market Value.

7.4 Payment. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

7.5 Other Provisions. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to Non-Qualified Options as set forth in Article 6, including, but not limited to, the ineligibility to receive dividends or Dividend Equivalents.

Article 8

Restricted Stock Awards

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.

8.2 Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee.  Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3 Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

8.4 Removal of Restrictions. Except as otherwise provided in this Article 8 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to waive all or part of the restrictions and conditions with regard to all or part of the shares held by any Participant at any time.

8.5 Voting Rights, Dividends and Other Distributions. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and, subject to the provisions of this Section 8.5, may receive all dividends and distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

8.6 Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

8.7 Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 8.6 herein, subject to Section 10.2, all shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file a copy of such election with the Company within thirty (30) days following the date of grant.

8.9 Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 9

Other Types of Awards

9.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3 Dividend Equivalents.  Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent Shares subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such Shares shall be subject to the same vesting conditions.

9.4 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.6 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

9.7 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

9.8 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the Fair Market Value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

9.9 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Awards and Performance Bonus Awards shall only be exercisable or payable while the Participant is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.10 Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.11 Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

Article 10

Change in Control

10.1 Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 10.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a) to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b) any stock-denominated performance-based Awards outstanding as of the date such Change in Control is determined to have occurred shall be converted into, as applicable, time-based restricted stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) or time-based restricted stock units based on the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) and, if, during the 12-month period following the date of such Change in Control, the Participant’s employment is terminated by such successor (or an affiliate thereof) without Cause or by the Participant for Good Reason, such Awards, to the extent then outstanding, shall fully vest. With respect to performance-based Awards that are outstanding as of the date of such Change in Control and are not converted to a time-based Award, any deferral or other restriction shall lapse and such Awards shall be settled in cash as promptly as is practicable (unless otherwise required by Section 409A of the Code and the applicable terms of the Awards). In either case, unless otherwise determined by the Committee in an Award Agreement or otherwise, the value of the performance-based Awards as of the date of the Change in Control shall be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date; and

(c) Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

10.2 Termination of Employment Upon Change in Control. Notwithstanding any other provision of the Plan to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon (i) a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, or (ii) a Participant’s Termination of Employment for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate), all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

10.3 Cancellation and Termination of Awards.  The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Article 11

Amendment, Modification, and Termination

11.1 Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant (except as otherwise  provided in Section 6.1), or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant (except as otherwise provided in Section 6.1), or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) changes the granting corporation or (vi) changes the type of stock.

11.2 Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A), and to the administrative regulations and rulings promulgated thereunder.

11.3 Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

11.4 Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 11.2, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

Article 12

Withholding

12.1 Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

12.2 Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.5(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 13

General Provisions Applicable to Awards

13.1 Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any Applicable Law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.2 Treatment of Dividends and Dividend Equivalents on Unvested Awards.  Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (a) not be paid or credited with respect to such Award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

13.3 Limits on Transfer.

(a) Except as otherwise provided in Section 13.3(b),

(i) no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issues, and all restrictions applicable to such Shares have lapsed;

(ii) no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.3(a)(i); and

(iii) during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 13.3(a), the Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions:  (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 13.3(a), hereof, the Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

13.4 Beneficiaries. Notwithstanding Section 13.3, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.5 Forfeiture Events/Representations.  The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company (including the Recovery of Erroneously Awarded Compensation Policy) or as is otherwise required by applicable law or stock exchange listing condition.

Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time, including the Recovery of Erroneously Awarded Compensation Policy. If there shall be no such clawback policy in effect, (1) awards under the Plan and any Shares issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or (2) if the Company or its Subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an Award Agreement), any Awards under the Plan, whether or not vested, as well as any shares of Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.”  Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Committee, the Committee may, in its sole discretion, provide for cancellation of any or all of such Participant’s outstanding Awards and/or forfeiture by the Participant of any gain realized in respect of Awards, and repayment of any such gain promptly to the Company.

13.6 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

13.7 Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

13.8 Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

13.9 Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Award Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (the “Identification Period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15

Miscellaneous Provisions

15.1 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Stock subject to these substitute Awards shall not be counted against the Share Limit set forth in Article 4 of the Plan.

15.2 409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code:  (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (b) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (d) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s separation from service or (ii) the Participant’s death, (e) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (f) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

15.3 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Stock are intended to comply with any applicable exemptive condition under Rule 16b‑3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.4 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.5 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.6 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.7 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities.  Without limiting the generality of the foregoing provisions of this Section 15.7, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.8 Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.6 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock.  All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

15.9 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.10 Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

15.11 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

15.12 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.13 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.14 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions thereof.

15.15 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.16 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.17 Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

15.18 Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the general counsel, secretary or assistant secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the general counsel, secretary or assistant secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the general counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

15.19 Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware (or, if the Company re-incorporates or re-domesticates as a Nevada corporation on or after the Restatement Date, with the substantive laws of the State of Nevada), without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

15.20 Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware (or, if the Company re-incorporates or re-domesticates as a Nevada corporation on or after the Restatement Date, the state or federal courts of Nevada) (the “Chosen Courts”) with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be the applicable Chosen Court, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Chosen Courts, and no other, (c) such Chosen Courts shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Chosen Court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.21 No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

The LGL Group, Inc.

www.lglgroup.com

THE LGL GROUP, INC.
2525 SHADER ROAD
ORLANDO, FL 32804

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THE LGL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kaan Aslansan
02) Darlene DeRemer
03) Herve Francois
04) Marc Gabelli
05) Manjit Kalha
06) Vice Admiral Colin J. Kilrain, U.S. Navy (Ret.)

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To approve the redomestication of the Company from Delaware to Nevada by Conversion.	☐	☐	☐
3. To approve a non-binding advisory resolution regarding the compensation of our Named Executive Officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. To vote, on an advisory basis, on the frequency with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V91709-P50539

THE LGL GROUP, INC.
Annual Meeting of Stockholders
May 12, 2026 at 8:30 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Tiffany Hayden and Patrick Huvane, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THE LGL GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM ET on May 12, 2026, at the Harvard Club of New York City, located at 35 West 44th Street, New York, New York 10036, and any adjournment or postponement thereof.

Shares represented by this Proxy will be voted in accordance with the instructions provided by the stockholder. If no such instructions are provided, the Proxies will have authority to vote "FOR" all Director Nominees, "FOR" Proposals 2, 3, 5, and 6; and for "1 YEAR" for Proposal 4 and otherwise as determined in their discretion. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side